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Exhibit 99.1

FOURTH QUARTER 2002

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company. Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Annual Report on Form 10-K (the "10-K") filed by the Company for the same period with the Securities and Exchange Commission (the "SEC") and all of the Company's other public filings with the SEC (the "Public Filings"). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-K, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-K and the Public Filings. Any investors' receipt of, or access to, the information contained herein is subject to this qualification.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended December 31, 2002

INDEX

		PAGE(S)
I. COMPANY BACKGROUND
•	About the Company/Other Corporate Data	5
•	Board of Directors/Executive Officers	6
•	Equity Research Coverage/Company Contact Information	7
II. FINANCIAL HIGHLIGHTS
•	Quarterly/Annual Summary	9
•	Acquisitions/Development	9-11
•	Property Sales/Financing Activity/Leasing Information	11-12
•	Information About FFO	12
•	Key Financial Data	13
•	Same-Store Results and Analysis	14
•	Unconsolidated Joint Ventures Summary	15-18
•	Select Financial Ratios	19
•	Debt Analysis:
	• Debt Breakdown/Future Repayments	20
	• Debt Maturities	21
	• Debt Detail	22
III. FINANCIAL STATEMENTS
•	Consolidated Statements of Operations	24
•	Consolidated Balance Sheets	25
•	Consolidated Statement of Changes in Stockholders' Equity	26
•	Statements of Funds from Operations and Cash Available for Distribution	27
•	Statements of Funds from Operations and Cash Available for Distribution Per Diluted Share	28
•	Reconciliation of Basic-to-Diluted Shares/Units	29
IV. VALUE CREATION PIPELINE
•	Operating Property Acquisitions	31
•	Properties Commencing Initial Operations	32
•	Acquisition Property Profiles	33-37
•	Summary of Development Properties in Lease-Up	38
•	Summary of Land Parcels	39
•	Rental Property Sales	40
V. PORTFOLIO/ LEASING STATISTICS
•	Leasing Statistics	42-47
•	Market Diversification (MSA's)	48
•	Industry Diversification (Top 30 Tenant Industries)	49
•	Consolidated Portfolio Analyses:
	Breakdown by:
	(a) Number of Properties	50
	(b) Square Footage	51
	(c) Base Rental Revenue	52
	(d) Percentage Leased	53
•	Consolidated Property Listing (by Property Type)	54-77
•	Significant Tenants (Top 20 Tenants)	78
•	Schedules of Lease Expirations (by Property Type)	79-82

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

        Certain information discussed in this literature may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and the federal securities laws, including Section 21E of the Securities Exchange Act of 1934. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements relate to, without limitation, the Company's future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as "may," "will," "should," "expect," "anticipate," "estimate," "continue" or comparable terminology. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, it can give no assurance that its expectations will be achieved. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the risks, trends and uncertainties are changes in the general economic conditions, including those affecting industries in which the Company's principal tenants compete; any failure of the general economy to recover timely from the current economic downturn; the extent of any tenant bankruptcies; the Company's ability to lease or re-lease space at current or anticipated rents; changes in the supply of and demand for office, office/flex and industrial/warehouse properties; changes in interest rate levels; changes in operating costs; the Company's ability to obtain adequate insurance, including coverage for terrorist acts; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact the Company and the statements contained herein, reference should be made to the Company's filings with the Securities and Exchange Commission including Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and Annual Reports on Form 10-K. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

I. COMPANY BACKGROUND

I. COMPANY BACKGROUND

About the Company

        Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.9 billion at December 31, 2002. Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994. Mack-Cali owns or has interests in 265 properties, primarily class A office and office/flex buildings, totaling approximately 29.3 million square feet, serving as home to approximately 2,100 tenants. The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 8.9 million square feet of additional commercial space.

History

        Established over 50 years ago, in 1994 the New Jersey-based firm became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI. Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

        Mack-Cali's strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of December 31, 2002)

Corporate Headquarters	Cranford, New Jersey
Fiscal Year-End	12/31
Total Properties	265
Total Square Feet	29.3 million square feet
Geographic Diversity	Eight states and the District of Columbia
New Jersey Presence	16.2 million square feet
Northeast Presence	24.9 million square feet
Common Shares and Units Outstanding	71.4 million
Dividend—Quarter/Annualized	$0.63/$2.52
Dividend Yield	8.3%
Total Market Capitalization	$3.9 billion
Insider Ownership	17.1%
Senior Debt Rating	BBB (S&P and Fitch); Baa3 (Moody's)

Board of Directors

William L. Mack, Chairman of the Board

John J. Cali, Chairman Emeritus	Earle I. Mack
Brendan T. Byrne	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Nathan Gantcher	Vincent Tese
Martin D. Gruss	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg

Executive Officers

        Mitchell E. Hersh, Chief Executive Officer

        Timothy M. Jones, President

        Barry Lefkowitz, Executive Vice President and Chief Financial Officer

        Roger W. Thomas, Executive Vice President, General Counsel and Secretary

        Michael A. Grossman, Executive Vice President

Equity Research Coverage

Banc of America Montgomery Lee T. Schalop/ Alexis Hughes (212) 847-5677/ (212) 847-5705	Green Street Advisors James Sullivan (949) 640-8780
Bear, Stearns & Co., Inc. Ross Smotrich (212) 272-8046	Lehman Brothers David Shulman/ Stuart Axelrod (212) 526-3413/ (212) 526-3410
CS First Boston Lawrence Raiman (212) 538-2380	Morgan Stanley Dean Witter Gregory Whyte (212) 761-6331
Deutsche Banc Alex. Brown Louis Taylor (212) 469-4912	Prudential Securities James Sullivan (212) 778-2515
Friedman, Billings, Ramsey & Co. David Loeb (703) 469-1289	Salomon Smith Barney Jonathan Litt/ Gary Boston (212) 816-0231/ (212) 816-1383
Goldman Sachs David Kostin (212) 902-6781	Wachovia Securities Christopher Haley (443) 263-6773

Company Contact Information

Mack-Cali Realty Corporation Investor Relations Department 11 Commerce Drive Cranford, New Jersey 07016-3599
Phone:	(908	) 272-8000	Web:	www.mack-cali.com
Fax:	(908	) 272-6755	E-mail:	investorrelations@mack-cali.com

II. FINANCIAL HIGHLIGHTS

II. FINANCIAL HIGHLIGHTS

Quarterly/Annual Summary

        Funds from operations (FFO), after adjustment for straight-lining of rents, for the quarter ended December 31, 2002 amounted to $63.8 million, or $0.89 per share, versus $66.3 million, or $0.93 per share, for the quarter ended December 31, 2001. For the year ended December 31, 2002, FFO, after adjustment for straight-lining of rents, amounted to $272.3 million, or $3.80 per share, versus $260.5 million, or $3.66 per share, for the same period last year. While fourth quarter 2002 FFO per share decreased 4.3 percent from the same period in 2001, full year 2002 FFO per share increased 3.8 percent over 2001. For further discussion, see "Information About FFO" on page 12.

        Net income for the fourth quarter 2002 equaled $29.8 million, or $0.52 per share, versus $33.2 million, or $0.58 per share, for the same quarter last year, a per share decrease of 10.3 percent. For the year ended December 31, 2002, net income equaled $139.7 million, or $2.43 per share, versus $131.7 million, or $2.32 per share, for the same period last year, an increase of 4.7 percent on a per share basis.

        Total revenues for the fourth quarter 2002 remained relatively unchanged at $141.6 million as compared to $141.8 million for the same quarter last year. For the year ended December 31, 2002, total revenues amounted to $569.6 million, a decrease of 1.0 percent over total revenues of $575.3 million for the same period last year.

        Cash available for distribution (CAD) for the fourth quarter 2002 equaled $51.1 million, or $0.71 per share, versus $49.4 million, or $0.69 per share, for the same quarter last year, a per share increase of 2.9 percent. For the year ended December 31, 2002, CAD equaled $230.9 million, or $3.22 per share, versus $214.7 million, or $3.02 per share, for the same period last year, an increase of 6.6 percent on a per share basis.

        All per share amounts presented above are on a diluted basis; basic per share information is included in the financial tables accompanying this press release.

        The Company had 57,318,478 shares of common stock, 7,813,806 common operating partnership units and 215,894 $1,000-face-value preferred operating partnership units outstanding as of quarter end. The outstanding preferred units are convertible into 6,230,707 common operating partnership units. Assuming conversion of all preferred units into common units, the Company had a total of 71,362,991 shares/common units outstanding at December 31, 2002.

        As of December 31, 2002, the Company had total indebtedness of approximately $1.8 billion, with a weighted average annual interest rate of 7.03 percent. Mack-Cali had a total market capitalization of $3.9 billion and a debt-to-undepreciated assets ratio of 41.3 percent at December 31, 2002. The Company had an interest coverage ratio of 3.32 times for the quarter ended December 31, 2002.

        The following is a summary of the Company's recent activity:

Acquisitions

        During the quarter, the Company acquired five office properties, aggregating 599,209 square feet, for approximately $104.7 million, as follows:

—	In November, the Company acquired 1633 Littleton Road, a 57,722 square-foot office building located in Parsippany, New Jersey, for approximately $11.4 million;
—	Also in November, the Company acquired Soundview Plaza, a 179,260 square-foot office building located in Stamford, Connecticut, for approximately $33.0 million;

—	In December, the Company acquired the Triad Building, a 174,124 square-foot office building located in King of Prussia, Pennsylvania, for approximately $26.3 million; and
—
Also in December, the Company acquired 16 and 18 Sentry Park West, a two-building office complex, aggregating 88,103 square-feet and located in King of Prussia, Pennsylvania, for approximately $34.0 million.

        For the year ended December 31, 2002, the Company acquired a total of six office properties and a condominium interest in an office property, aggregating 742,626 square feet, for a total cost of approximately $121.4 million.

Development

        In November, the Company's 95,000 square-foot build-to-suit office development for Verizon New Jersey, Inc. at its Horizon Center Business Park in Hamilton Township, New Jersey commenced initial operations. Verizon New Jersey, a unit of Verizon Communications, pre-leased for 10 years the entire single-story building, which it is using as a large customer call center. With the completion of the project, Mack-Cali's holdings at Horizon Center Business Park consist of five office and office/flex buildings totaling 265,030 square feet and land to develop an additional 300,000 square feet of commercial space.

        A summary of the Company's development projects at its Harborside Financial Center, located on the Hudson River Waterfront in Jersey City, New Jersey, is as follows:

—
Harborside Plaza 5, a 34-story, 980,000 square-foot class A office tower with a 1,270-car parking garage pedestal, commenced initial operations in September. The property is approximately 58 percent leased (which includes a lease with a tenant for 68,000 square feet, or 6.9 percent of the property, for which the tenant has informed the Company that it is experiencing financial difficulties and has failed to meet certain monetary obligations under the lease, including the payment of rent);
—
Harborside Plaza 10, a 19-story, 577,575 square-foot class A office building owned through a joint venture, commenced initial operations in September. The property is 100 percent leased to Charles Schwab & Co., Inc.; and
—	Hyatt Regency South Pier Hotel, a 350-room luxury hotel that was built on the south pier of Harborside through a joint venture between Mack-Cali and Hyatt, commenced initial operations in July.

        On February 12, 2003, the Meadowlands Xanadu proposal, presented by a joint venture to be formed among The Mills Corporation, the Company and The New York Giants, was selected by the New Jersey Sports and Exposition Authority, providing them with the exclusive right to negotiate a developer's agreement for the development of a $1.3 billion family entertainment and recreation complex with an office and hotel component at the Continental Airlines Arena site in East Rutherford, New Jersey. Meadowlands Xanadu's 4.76-million-square-foot complex is expected to feature unprecedented innovation with a family entertainment destination comprising three themed zones: sports/recreation, kids' activities and fashion. The project is expected to also include office and hotel space totaling 2.2 million square feet, consisting of four 14-story, 440,000 square-foot office buildings and a 520-room hotel with conference and exhibition facilities. No definitive documentation has been entered into between The Mills Corporation and the Company with respect to the Xanadu Project. However, it is the current understanding between Mills and the Company that the retail component will be shared 80 percent to Mills and 20 percent to the Company and the office and hotel components will be shared 80 percent to the Company and 20 percent to Mills, subject to any arrangements with third parties such as The New York Giants. There can be no assurance that these will be the final economic arrangements.

Property Sales

        In October, the Company exited a non-core market by selling its three remaining office properties in Arizona, aggregating 416,967 square feet, for approximately $43.0 million.

        For the year ended December 31, 2002, the Company and its unconsolidated joint ventures sold a total of 13 office properties, aggregating 1,907,732 square feet, a multi-family residential complex and a parcel of land, for total sales proceeds of approximately $200.9 million.

Financing Activity

        In December, the Company's operating partnership exchanged $90.0 million face amount of existing 7.18 percent senior unsecured notes due December 31, 2003 for $94.9 million face amount of 6.15 percent senior unsecured notes due December 15, 2012. The exchange was completed with Teachers Insurance and Annuity Association.

        In accordance with the Company's Share Repurchase Program, during the fourth quarter, the Company purchased 356,600 shares of its outstanding common stock for an aggregate cost of approximately $10.7 million, representing an average price of $30.06 per share. For the year ended December 31, 2002, the Company purchased 415,600 shares of its outstanding common stock for an aggregate cost of approximately $12.5 million, representing an average price of $30.17 per share.

Leasing Information

        Mack-Cali's consolidated in-service portfolio was 92.3 percent leased at December 31, 2002, compared to 93.0 percent leased at September 30, 2002.

        For the quarter ended December 31, 2002, the Company executed 125 leases totaling 599,998 square feet, consisting of 335,194 square feet of office space, 187,601 square feet of office/flex space and 77,203 square feet of industrial/warehouse space. Of these totals, 176,414 square feet were for new leases and 423,584 square feet were for lease renewals and other tenant retention transactions.

        Highlights of the quarter's leasing transactions include:

—
United Parcel Service, Inc. (UPS), the largest express carrier and package delivery company in the world, signed a five-year, 77,203 square-foot renewal at 3 Warehouse Lane in Elmsford, New York. UPS leases 100 percent of the industrial/warehouse facility, which is located at the Elmsford Distribution Center.
—
PAR Pharmaceutical, Inc., a manufacturer and distributor of generic drugs, signed expansions totaling 30,389 square feet for eight years at 300 Tice Boulevard in Woodcliff Lake, New Jersey. The tenant also extended the term of its current lease for 10,420 square feet by 13 months. The 230,000 square-foot class-A office property is 100 percent leased.
—
MMO Music Group, Inc., a music publisher, signed a 25,000 square-foot renewal for five years at 50 Executive Boulevard in the Cross Westchester Executive Park in Elmsford, New York. The 45,200 square foot office/flex property is 97.6 percent leased.
—
Tropicana Products, Inc., a division of PepsiCo, Inc., signed a new lease for 19,525 square feet at 915 North Lenola Road in Moorestown, New Jersey. The 52,488 square-foot office/flex property is 100 percent leased.

—
American Home Assurance Co., a member company of American International Group, Inc. (AIG), renewed its lease of 14,056 square feet at 555 Taxter Road in Elmsford, New York for five years. The 170,554 square-foot, class-A office property is 89.9 percent leased.

        Since the year end, the Company has signed a 180,000 square-foot renewal for 10 years with United States Life Insurance Company in the City of New York (US Life), a subsidiary of American International Group, Inc. (AIG). US Life occupies the entire class A office building at 3600 Route 66 in the Jumping Brook Corporate Center in Neptune, New Jersey. Additionally the Company entered into a new 89,510 square foot lease for 12 years with pharmaceutical firm Barr Laboratories, Inc. for the entire office building located at 400 Chestnut Ridge Road in Woodcliff Lake, New Jersey.

Information About FFO

        The Company considers FFO (after adjustment for straight-lining of rents and non-recurring charges) one measure of REIT performance. FFO is defined as net income (loss) before minority interest of unitholders (preferred and common) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from debt restructuring, other extraordinary items, and sales of depreciable rental property, plus real estate-related depreciation and amortization. FFO should not be considered as an alternative for net income as an indication of the Company's performance or to cash flows as a measure of liquidity. FFO presented herein is not necessarily comparable to FFO presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company's FFO is comparable to the FFO of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts ("NAREIT"), with the exception that it deviates as a result of adjustments made to the Company's FFO for straight-lining of rents and non-recurring charges. The Company adjusts its FFO calculation to remove the effects of straight-lining of rents because it believes that such adjustment more accurately reflects proper recognition of the Company's revenue that is contractually due for the respective periods presented. The Company also adjusts its FFO calculation for non-recurring charges because it believes that the inclusion of these costs, which are incurred specific to significant non-recurring events, can impact the comparative measurement of the Company's performance. A reconciliation of net income to FFO is included in the financial tables on page 27.

Key Financial Data

	As of or for the three months ended
	12/31/02	9/30/02	6/30/02	3/31/02	12/31/01
Shares and Units:
Common Shares Outstanding	57,318,478	57,669,818	57,666,984	57,197,440	56,712,270
Common Units Outstanding(a)	14,044,513	14,045,513	14,089,197	14,310,794	14,313,794
Combined Shares and Units	71,362,991	71,715,331	71,756,181	71,508,234	71,026,064
Weighted Average—Basic(b)	65,139,781	65,371,622	65,167,825	64,751,603	64,658,363
Weighted Average—Diluted(c)	71,568,463	71,886,994	71,939,617	71,461,464	71,383,413
Common Share Price ($'s):
At the end of the period	30.3000	32.1300	35.1500	34.6800	31.0200
High during period	31.7000	34.9600	35.7300	34.9500	32.2000
Low during period	27.0300	26.6500	32.4500	29.9000	28.3800
Market Capitalization:
($'s in thousands, except ratios)
Market Value of Equity(d)	2,162,299	2,304,214	2,522,230	2,479,906	2,203,229
Total Debt	1,752,372	1,757,235	1,705,659	1,720,864	1,700,150
Total Market Capitalization	3,914,671	4,061,449	4,227,889	4,200,770	3,903,379
Total Debt/ Total Market Capitalization	44.76%	43.27%	40.34%	40.97%	43.56%
Financials:
($'s in thousands, except ratios and per share amounts)
Total Assets	3,796,429	3,812,330	3,775,508	3,768,371	3,746,770
Gross Book Value of Real Estate Assets	3,857,657	3,771,087	3,771,518	3,811,356	3,791,076
Total Liabilities	1,912,199	1,912,782	1,870,549	1,870,515	1,867,938
Total Minority Interests	430,036	438,422	439,848	446,920	446,244
Total Stockholders' Equity	1,454,194	1,461,126	1,465,111	1,450,936	1,432,588
Total Revenues	141,619	143,408	141,458	143,129	141,838
Capitalized Interest	2,494	5,524	6,193	5,454	4,728
Scheduled Principal Payments	976	824	805	786	767
Interest Coverage Ratio	3.32	3.75	3.87	3.56	3.49
Fixed Charge Coverage Ratio	2.65	2.69	2.71	2.56	2.59
Net Income	29,836	34,232	35,039	40,615	33,239
Earnings per Share—diluted	0.52	0.59	0.61	0.70	0.58
Funds from Operations(e)	63,802	70,469	72,135	65,882	66,274
FFO per Share—diluted(e)	0.89	0.98	1.00	0.92	0.93
Cash Available for Distribution(f)	51,082	61,598	61,219	56,998	49,424
CAD per Share—diluted(f)	0.71	0.86	0.85	0.80	0.69
Dividends Declared per Share	0.63	0.63	0.62	0.62	0.62
FFO Payout Ratio—diluted(e)	70.67%	64.27%	61.83%	67.25%	66.78%
CAD Payout Ratio—diluted(f)	88.27%	73.52%	72.86%	77.73%	89.55%
Portfolio Size:
Properties	265	262	258	267	267
Total Square Footage	29,260,745	28,988,801	27,585,238	28,640,016	28,371,640
Sq. Ft. Leased at End of Period(g)	92.3%	93.0%	93.9%	93.9%	94.6%

(a)
Includes preferred units on a converted basis into common units.

(b)
Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.

(c)
Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).

(d)
Includes preferred units on a converted basis into common units and minority interests in partially-owned properties.

(e)
Funds from Operations ("FFO") is calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999, after adjustment for straight-lining of rents and non-recurring charges.

(f)
Cash Available for Distribution ("CAD") is defined as funds from operations, after adjustment for straight-lining of rents and non-recurring charges, minus non-incremental revenue generating tenant improvements, non-incremental revenue generating leasing commissions and recurring capital expenditures.

(g)
Reflects square feet leased at the Company's consolidated in-service portfolio, excluding in-service development properties in lease-up.

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended December 31,
				% Change
	2002	2001	Change
Property Revenues	$130,916	$130,300	$616	0.5
Less: Straight-line rent adjustment	2,780	1,699	1,081	63.6

Total Property Revenues (excluding straight-line rent adjustment)	128,136	128,601	(465)	(0.4)
Real Estate Taxes	14,305	14,003	302	2.2
Utilities	8,697	8,709	(12)	(0.1)
Operating Services	17,552	15,736	1,816	11.5

Total Property Expenses:	40,554	38,448	2,106	5.5
Net Operating Income	$87,582	$90,153	$(2,571)	(2.9)

Percentage Leased at Period End	92.8%	93.1%

Total Properties:	245
Total Square Footage:	25,102,113
	For the year ended December 31,
				% Change
	2002	2001	Change
Property Revenues	$507,934	$503,243	$4,691	0.9
Less: Straight-line rent adjustment	8,462	10,150	(1,688)	(16.6)

Total Property Revenues (excluding straight-line rent adjustment)	499,472	493,093	6,379	1.3
Real Estate Taxes	56,124	54,219	1,905	3.5
Utilities	35,284	38,007	(2,723)	(7.2)
Operating Services	60,476	57,723	2,753	4.8

Total Property Expenses:	151,884	149,949	1,935	1.3
Net Operating Income	$347,588	$343,144	$4,444	1.3

Percentage Leased at Period End	93.9%	94.8%

Total Properties:	234
Total Square Footage:	23,920,466

Unconsolidated Joint Ventures Summary
(dollars in thousands)

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company's Effective Ownership %
Office Properties:
American Financial Exchange L.L.C.	Harborside Plaza 10 (a)	1	Jersey City, NJ	100.0%	577,575	50.0%
HPMC	Stadium Gateway	1	Anaheim, CA	96.2%	273,194	32.5%
G&G Martco	Convention Plaza	1	San Francisco, CA	99.8%	305,618	50.0%
Ashford Loop Associates, LP	1001 South Dairy Ashford	1	Houston, TX	50.9%	130,000	20.0%
Ashford Loop Associates, LP	2100 West Loop South	1	Houston, TX	75.9%	168,000	20.0%
HPMC	Pacific Plaza Phase I	1	Daly City, CA	87.2%	364,384	32.5%
Office/Flex Properties:
Ramland Realty Associates, L.L.C.	One Ramland Road	1	Orangeburg, NY	7.3%	232,000	50.0%
Mixed-Use:
HPMC	Pacific Plaza Phase II (b)	1	Daly City, CA	100.0%	100,740	32.5%
Hotel:
Harborside South Pier	Hyatt Regency South Pier	1	Jersey City, NJ	n/a	350 rooms	50.0%

  (a)
  The joint venture also has a parking lot operation on adjacent land.

  (b)
  Property consists of a three-story theater and retail complex.

Unconsolidated Joint Venture Financial Information

        The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of December 31, 2002 and December 31, 2001:

	December 31, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$—	$8,329	$101,752	$17,034	$36,520	$—	$17,364	$92,361	$273,360
Other assets	—	16,242	4,072	25,543	1,662	730	—	1,211	5,576	55,036

Total assets	$—	$16,242	$12,401	$127,295	$18,696	$37,250	$—	$18,575	$97,937	$328,396

Liabilities and partners'/ members' capital:
Mortgages and loans payable	$—	$—	$50,000	$—	$15,282	$87	$—	$17,983	$69,320	$152,672
Other liabilities	—	18	1,801	1,709	95	942	—	48	5,164	9,777
Partners'/members' capital	—	16,224	(39,400)	125,586	3,319	36,221	—	544	23,453	165,947

Total liabilities and partners'/members' capital	$—	$16,242	$12,401	$127,295	$18,696	$37,250	$—	$18,575	$97,937	$328,396

Company's net investment in unconsolidated joint ventures	$—	$15,900	$2,794	$134,158	$1,232	$7,652	$—	$289	$14,772	$176,797

	December 31, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Assets:
Rental property, net	$—	$19,556	$9,598	$81,070	$17,933	$37,157	$—	$16,607	$63,236	$245,157
Other assets	732	20,267	2,163	120	2,396	1,150	595,937	107	100	622,972

Total assets	$732	$39,823	$11,761	$81,190	$20,329	$38,307	$595,937	$16,714	$63,336	$868,129

Liabilities and partners'/ members' capital:
Mortgages and loans payable	$—	$13,976	$50,000	$—	$15,974	$—	$324,819	$16,795	$34,107	$455,671
Other liabilities	—	897	1,196	9,667	83	949	3,736	103	2,927	19,558
Partners'/members' capital	732	24,950	(39,435)	71,523	4,272	37,358	267,382	(184)	26,302	392,900

Total liabilities and partners'/members' capital	$732	$39,823	$11,761	$81,190	$20,329	$38,307	$595,937	$16,714	$63,336	$868,129

Company's net investment in unconsolidated joint ventures	$350	$24,545	$2,795	$74,651	$3,014	$7,809	$17,897	$183	$15,296	$146,540

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended December 31, 2002 and 2001:

	Three Months Ended December 31, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$—	$(466)	$3,571	$5,923	$(13)	$931	$(3,859)	$—	$1,813	$7,900
Operating and other expenses	—	241	(1,114)	(855)	(300)	(771)	(7,737)	—	(125)	(10,661)
Depreciation and amortization	—	—	(412)	(851)	(220)	(243)	—	—	(1,521)	(3,247)
Interest expense	—	—	(482)	—	(166)	—	(9,288)	—	(794)	(10,730)

Net income (loss)	$—	$(225)	$1,563	$4,217	$(699)	$(83)	$(20,884)	$—	$(627)	$(16,738)

Company's equity in earnings (loss) of unconsolidated joint ventures	$—	$(226)	$781	$4,210	$(350)	$(17)	$434	$—	$(313)	$4,519

	Three Months Ended December 31, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$7,638	$6,407	$3,357	$54	$872	$1,618	$19,714	$—	$—	$39,660
Operating and other expenses	(147)	(1,110)	(998)	(10)	(2,565)	(845)	(24,744)	—	—	(30,419)
Depreciation and amortization	(110)	(1,974)	(392)	(10)	(663)	(255)	—	—	—	(3,404)
Interest expense	—	(1,254)	(610)	—	(207)	—	(5,921)	—	—	(7,992)

Net income (loss)	$7,381	$2,069	$1,357	$34	$(2,563)	$518	$(10,951)	$—	$—	$(2,155)

Company's equity in earnings (loss) of unconsolidated joint ventures	$57	$2,200	$540	$35	$24	$93	$(1,275)	$—	$—	$1,674

        The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the years ended December 31, 2002 and 2001:

	Year Ended December 31, 2002
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$—	$11,622	$13,638	$7,104	$1,765	$4,329	$84,552	$—	$10,325	$133,335
Operating and other expenses	—	(861)	(4,021)	(1,052)	(1,068)	(2,788)	(24,408)	—	(9,327)	(43,525)
Depreciation and amortization	—	(641)	(1,631)	(1,008)	(905)	(974)	—	—	(2,769)	(7,928)
Interest expense	—	(233)	(1,951)	—	(745)	—	(28,995)	—	(1,598)	(33,522)

Net income (loss)	$—	$9,887	$6,035	$5,044	$(953)	$567	$31,149	$—	$(3,369)	$48,360

Company's equity in earnings (loss) of unconsolidated joint ventures	$—	$5,789	$2,999	$5,037	$(1,782)	$159	$4,390	$—	$(1,799)	$14,793

	Year Ended December 31, 2001
	Pru-Beta 3	HPMC	G&G Martco	American Financial Exchange	Ramland Realty	Ashford Loop	ARCap	MC-SJP Morris Realty	Harborside South Pier	Combined Total
Total revenues	$11,337	$22,826	$12,509	$543	$3,743	$5,685	$64,791	$—	$—	$121,434
Operating and other expenses	(1,322)	(2,839)	(3,568)	(63)	(3,470)	(2,594)	(32,200)	—	—	(46,056)
Depreciation and amortization	(992)	(3,530)	(1,557)	(39)	(1,389)	(957)	—	—	—	(8,464)
Interest expense	—	(2,995)	(3,115)	—	(1,126)	—	(19,231)	—	—	(26,467)

Net income (loss)	$9,023	$13,462	$4,269	$441	$(2,242)	$2,134	$13,360	$—	$—	$40,447

Company's equity in earnings (loss) of unconsolidated joint ventures	$785	$6,064	$1,582	$(322)	$232	$388	$275	$—	$—	$9,004

Select Financial Ratios

	December 31,
Ratios Computed For Industry Comparisons:
	2002	2001
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	46.15%	45.38%
Total Debt/ Total Market Capitalization (Market value) (%)	44.76%	43.56%
Total Debt/ Total Undepreciated Assets (%)	41.31%	41.49%
Secured Debt/ Total Undepreciated Assets (%)	13.72%	13.27%

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.32	3.49	3.61	3.43
Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	3.21	3.39	3.50	3.34
Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.65	2.59	2.65	2.60
FFO Payout (Dividends Declared/Funds from Operations) (%)	70.67%	66.78%	65.85%	67.18%
CAD Payout (Dividends Declared/ Cash Available for Distribution) (%)	88.27%	89.55%	77.65%	81.50%

Debt Analysis
(as of December 31, 2002)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate(a)	Weighted Average Maturity in Years
Fixed Rate Secured Debt	$549,848	31.38%	7.02%	3.19
Fixed Rate Unsecured Notes	1,097,346	62.62%	7.48%	5.24
Variable Rate Secured Debt	32,178	1.84%	2.46%	6.08
Variable Rate Unsecured Debt	73,000	4.16%	2.38%	2.74

Totals/Weighted Average:	$1,752,372	100.00%	7.03%	4.51

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments(a)
2003	$6,916	$102,093	$109,009	7.35%
2004	6,014	309,863	315,877	7.33%
2005	5,420	326,178	331,598	6.09%
2006	1,028	216,422	217,450	7.06%
2007	873	9,364	10,237	6.96%
Thereafter	4,936	772,173	777,109	7.32%

Sub-total	25,187	1,736,093	1,761,280	7.03%
Adjustment for unamortized debt discount/premium, net, as of December 31, 2002	(8,908)	—	(8,908)	—

Totals/Weighted Average:	$16,279	$1,736,093	$1,752,372	7.03%

(a)
Actual weighted average LIBOR contract rates relating to the Company's outstanding debt as of December 31, 2002 of 1.72 percent was used in calculating revolving credit facility and other variable rate debt interest rates.

Debt Maturities
(dollars in thousands)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	TOTALS
Secured Debt:
Mack-Cali Willowbrook	$6,811											$6,811
400 Chestnut Ridge		$9,863										9,863
Mack-Cali Centre VI			$35,000									35,000
Prudential Portfolio			150,000									150,000
Mack-Cali Bridgewater I			23,000									23,000
Mack-Cali Woodbridge II			17,500									17,500
Mack-Cali Short Hills			22,089									22,089
500 West Putnam Ave			5,589									5,589
Harborside Financial Center—Plaza 1				$68,630								68,630
Harborside Financial Center—Plazas 2 & 3				144,642								144,642
1633 Littleton Road				3,150								3,150
Mack-Cali Airport					$9,364							9,364
Kemble Plaza I							$32,178					32,178
2200 Renaissance Boulevard										$15,191		15,191
Soundview Plaza											$14,889	14,889

Total Secured Debt:	$6,811	$9,863	$253,178	$216,422	$9,364	—	$32,178	—	—	$15,191	$14,889	$557,896

Unsecured Debt:
7.180% unsecured notes due 12/03	$95,283											$95,283
7.000% unsecured notes due 3/04		$300,000										300,000
2002 unsecured credit facility			$73,000									73,000
7.250% unsecured notes due 3/09							$300,000					300,000
7.835% unsecured notes due 12/10								$15,000				15,000
7.750% unsecured notes due 2/11									$300,000			300,000
6.150% unsecured notes due 12/12										$94,914		94,914

Total Unsecured Debt:	$95,283	$300,000	$73,000	—	—	—	$300,000	$15,000	$300,000	$94,914	—	$1,178,197

Total Debt:	$102,094	$309,863	$326,178	$216,422	$9,364	—	$332,178	$15,000	$300,000	$110,105	$14,889	$1,736,093

Debt Detail
(dollars in thousands)

			Principal Balance at
Property Name	Lender	Effective Interest Rate	December 31, 2002	December 31, 2001	Date of Maturity
Senior Unsecured Notes:(a)
7.180% Senior Unsecured Notes	public debt	7.230%	$95,283	$185,283	12/31/03
7.000% Senior Unsecured Notes	public debt	7.270%	299,904	299,824	03/15/04
7.250% Senior Unsecured Notes	public debt	7.490%	298,542	298,307	03/15/09
7.835% Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750% Senior Unsecured Notes	public debt	7.930%	298,602	298,429	02/15/11
6.150% Senior Unsecured Notes	public debt	6.894%	90,015	—	12/15/12

Total Senior Unsecured Notes:			$1,097,346	$1,096,843

Revolving Credit Facilities:
2002 Unsecured Facility(b)	15 Lenders	LIBOR+ 0.700%	$73,000	$—	09/27/05
2000 Unsecured Facility(c)	22 Lenders	LIBOR+ 0.800%	—	59,500	09/27/02

Total Revolving Credit Facilities:			$73,000	$59,500

Property Mortgages:(d)
Mack-Cali Willowbrook	CIGNA	8.670%	$7,658	$8,598	10/01/03
400 Chestnut Ridge	Prudential Insurance Co.	9.440%	11,611	12,646	07/01/04
Mack-Cali Centre VI	Principal Life Insurance Co.	6.865%	35,000	35,000	04/01/05
Various(e)	Prudential Insurance Co.	7.100%	150,000	150,000	05/15/05
Mack-Cali Bridgewater I	New York Life Ins. Co.	7.000%	23,000	23,000	09/10/05
Mack-Cali Woodbridge II	New York Life Ins. Co.	7.500%	17,500	17,500	09/10/05
Mack-Cali Short Hills	Prudential Insurance Co.	7.740%	24,470	25,218	10/01/05
500 West Putnam Avenue	New York Life Ins. Co.	6.520%	8,417	9,273	10/10/05
Harborside—Plaza 1	U.S. West Pension Trust	4.359%	61,722	57,978	01/01/06
Harborside—Plazas 2 and 3	Northwestern/Principal	7.364%	158,140	162,022	01/01/06
1633 Littleton Road	First Union/Maher Partners	7.660%	3,504	—	02/10/06
Mack-Cali Airport	Allstate Life Insurance Co.	7.050%	10,226	10,394	04/01/07
Kemble Plaza I	Mitsubishi Tr & Bk Co.	LIBOR+0.650%	32,178	32,178	01/31/09
2200 Renaissance Boulevard	TIAA	5.888%	19,100	—	12/01/12
Soundview Plaza	TIAA	6.015%	19,500	—	01/01/13

Total Property Mortgages:			$582,026	$543,807

Total Debt:			$1,752,372	$1,700,150

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)
Total borrowing capacity under this facility is $600.0 million.

(c)
In conjunction with obtaining the 2002 Unsecured Facility, the Company repaid in full and terminated the 2000 Unsecured Facility on September 27, 2002.

(d)
Effective interest rate for mortgages and loans payable reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(e)
The Company has the option to convert the mortgage loan, which is secured by 10 properties, to unsecured debt, subject to, amongst other things, the Company having an investment grade rating from two rating agencies (at least one of which must be from S&P or Moody's) at the time of conversion.

III. FINANCIAL STATEMENTS

III. FINANCIAL STATEMENTS

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Revenues
Base rents	$123,842	$124,973	$492,417	$506,557
Escalations and recoveries from tenants	14,208	13,947	57,057	56,083
Parking and other	2,793	2,502	17,838	10,518
Interest income	776	416	2,302	2,186

Total revenues	141,619	141,838	569,614	575,344

Expenses
Real estate taxes	14,973	15,206	60,836	62,015
Utilities	9,317	9,720	38,844	43,892
Operating services	18,967	16,878	68,449	68,779
General and administrative	6,921	6,857	27,054	28,490
Depreciation and amortization	28,738	23,507	109,513	91,471
Interest expense	29,439	27,311	107,823	112,003

Total expenses	108,355	99,479	412,519	406,650

Equity in earnings of unconsolidated joint ventures	4,519	1,674	14,793	9,004

Income before realized gains (losses) and unrealized losses on disposition of rental property and minority interest	37,783	44,033	171,888	177,698
Realized gains (losses) and unrealized losses on disposition of rental property, net	45	(2,187)	2,759	(11,864)

Income before minority interest	37,828	41,846	174,647	165,834
Minority interest in Operating Partnership	7,992	8,607	34,925	34,175

Net income	$29,836	$33,239	$139,722	$131,659

Per Share Data:
Basic earnings per share	$0.52	$0.59	$2.44	$2.33
Diluted earnings per share	$0.52	$0.58	$2.43	$2.32
Dividends declared per common share	$0.63	$0.62	$2.50	$2.46
Basic weighted average shares outstanding	57,326	56,703	57,227	56,538
Diluted weighted average shares outstanding	65,338	65,024	65,427	64,775

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Balance Sheets

(in thousands, except per share amounts)

	December 31, 2002	December 31, 2001
Assets
Rental property
Land and leasehold interests	$544,176	$479,358
Buildings and improvements	3,141,003	2,751,453
Tenant improvements	164,945	140,071
Furniture, fixtures and equipment	7,533	7,189

	3,857,657	3,378,071
Less—accumulated depreciation and amortization	(445,569)	(350,705)

	3,412,088	3,027,366
Rental property held for sale, net	—	384,626

Net investment in rental property	3,412,088	3,411,992
Cash and cash equivalents	1,167	12,835
Investments in unconsolidated joint ventures	176,797	146,540
Unbilled rents receivable, net	64,759	60,829
Deferred charges and other assets, net	127,551	101,499
Restricted cash	7,777	7,914
Accounts receivable, net of allowance for doubtful accounts of $1,856 and $752	6,290	5,161

Total assets	$3,796,429	$3,746,770

Liabilities and Stockholders' Equity
Senior unsecured notes	$1,097,346	$1,096,843
Revolving credit facilities	73,000	59,500
Mortgages and loans payable	582,026	543,807
Dividends and distributions payable	45,067	44,069
Accounts payable and accrued expenses	50,774	64,620
Rents received in advance and security deposits	39,038	33,512
Accrued interest payable	24,948	25,587

Total liabilities	1,912,199	1,867,938

Minority interest in Operating Partnership	430,036	446,244
Commitments and contingencies
Stockholders' equity:
Preferred stock, 5,000,000 shares authorized, none issued	—	—
Common stock, $0.01 par value, 190,000,000 shares authorized, 57,318,478 and 56,712,270 shares outstanding	573	567
Additional paid-in capital	1,525,479	1,501,623
Dividends in excess of net earnings	(68,966)	(64,906)
Unamortized stock compensation	(2,892)	(4,696)

Total stockholders' equity	1,454,194	1,432,588

Total liabilities and stockholders' equity	$3,796,429	$3,746,770

Mack-Cali Realty Corporation and Subsidiaries

Consolidated Statement of Changes in Stockholders' Equity

For the year ended December 31, 2002
(in thousands)(unaudited)

	Common Stock
			Additional Paid-In Capital	Dividends in Excess of Net Earnings	Unamortized Stock Compensation	Total Stockholders' Equity
	Shares	Par Value
Balance at January 1, 2002	56,712	$567	$1,501,623	$(64,906)	$(4,696)	$1,432,588
Net income	—	—	—	139,722	—	139,722
Dividends	—	—	—	(143,782)	—	(143,782)
Redemption of common units for shares of common stock	269	3	8,296	—	—	8,299
Expiration of unit warrants	—	—	7,501	—	—	7,501
Proceeds from stock options exercised	646	6	17,001	—	—	17,007
Proceeds from stock warrants exercised	107	1	3,546	—	—	3,547
Deferred compensation plan for directors	—	—	170	—	—	170
Amortization of stock compensation	—	—	—	—	1,699	1,699
Adjustment to fair value of restricted stock	—	—	(105)	—	105	—
Repurchase of common stock	(416)	(4)	(12,553)	—	—	(12,557)

Balance at December 31, 2002	57,318	$573	$1,525,479	$(68,966)	$(2,892)	$1,454,194

Statements of Funds from Operations and
Cash Available for Distribution
(in thousands, except per share/unit amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Net Income	$29,836	$33,239	$139,722	$131,659
Add: Minority interest in Operating Partnership	7,992	8,607	34,925	34,175
(Deduct) / Add: Realized (gains) losses and unrealized losses on disposition of rental property, net	(45)	2,187	(2,759)	11,864
Add: Real estate-related depreciation and amortization(a)	30,513	23,948	112,718	94,198
Gain on sale of land	—	—	717	—
Deduct: Adj. to rental income for straight-lining of rents(b)	(4,494)	(1,707)	(9,529)	(11,399)
Equity in earnings from gain on sale of rental property	—	—	(3,506)	—

Funds from operations(c), after adjustment for straight-lining of rents	63,802	66,274	272,288	260,497

Deduct:
Non-incremental revenue generating capital expenditures:
Capital expenditures	(3,409)	(2,125)	(7,445)	(5,977)
Tenant improvements and leasing commissions	(9,311)	(14,725)	(33,946)	(39,808)

Cash available for distribution	$51,082	$49,424	$230,897	$214,712

Diluted weighted average shares/units outstanding(d)	71,568	71,383	71,715	71,134
Per Share/Unit—Diluted:
Funds from operations	$0.89	$0.93	$3.80	$3.66
Cash available for distribution	$0.71	$0.69	$3.22	$3.02
Dividend per common share	$0.63	$0.62	$2.50	$2.46
Dividend payout ratios:
Funds from operations-diluted	70.67%	66.78%	65.85%	67.18%
Cash available for distribution-diluted	88.27%	89.55%	77.65%	81.50%

(a)
Includes the Company's share from unconsolidated joint ventures of $1,976 and $661 for the three months ended December 31, 2002 and 2001, respectively, and $4,054 and $3,567 for the years ended December 31, 2002 and 2001, respectively.

(b)
Includes the Company's share from unconsolidated joint ventures of $881 and $19 for the three months ended December 31, 2002 and 2001, respectively, and $52 and $83 for the years ended December 31, 2002 and 2001, respectively.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 12.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares, plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Statements of Funds from Operations Per Diluted Share and
Cash Available for Distribution Per Diluted Share
(Amounts are per diluted share, except share count in thousands) (unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Net Income	$0.52	$0.58	$2.44	$2.33
(Deduct) / Add: Realized (gains) losses and unrealized losses on disposition of rental property, net	—	0.03	(0.04)	0.17
Add: Real estate-related depreciation and amortization(a)	0.43	0.34	1.57	1.32
Gain on sale of land	—	—	0.01	—
Deduct: Adj. to rental income for straight-lining of rents(b)	(0.06)	(0.02)	(0.13)	(0.16)
Equity in earnings from gain on sale of rental property	—	—	(0.05)	—

Funds from operations(c), after adjustment for straight-lining of rents	0.89	0.93	3.80	3.66

Deduct:
Non-incremental revenue generating capital expenditures:
Capital expenditures	(0.05)	(0.03)	(0.10)	(0.08)
Tenant improvements and leasing commissions	(0.13)	(0.21)	(0.48)	(0.56)

Cash available for distribution	$0.71	$0.69	$3.22	$3.02

Diluted weighted average shares/units outstanding(d)	71,568	71,383	71,715	71,134

(a)
Includes the Company's share from unconsolidated joint ventures of $0.03 and $0.01 for the three months ended December 31, 2002 and 2001, respectively, and $0.03 and $0.01 for the years ended December 31, 2002 and 2001, respectively.

(b)
Includes the Company's share from unconsolidated joint ventures of $0.01 and $— for the three months ended December 31, 2002 and 2001, respectively, and $— and $— for the years ended December 31, 2002 and 2001, respectively.

(c)
Funds from operations for both periods are calculated in accordance with the National Association of Real Estate Investment Trusts (NAREIT) definition, as published in October 1999. See "Information About FFO" on page 12.

(d)
Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common and preferred units into common shares (14,045 shares and 14,314 shares for the three months ended December 31, 2002 and 2001 respectively, and 14,170 shares and 14,316 shares for the years ended December 31, 2002 and 2001, respectively), plus dilutive Common Stock Equivalents (i.e. stock options and warrants).

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

        The following schedule reconciles the Company's basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding:

	Three Months Ended December 31,		Year Ended December 31,
	2002	2001	2002	2001
Basic weighted average shares outstanding:	57,326	56,703	57,227	56,538
Add: Weighted average common units	7,814	7,955	7,882	7,957

Basic weighted average shares/units:	65,140	64,658	65,109	64,495
Add: Weighted average preferred units (after conversion to common units)	6,231	6,359	6,288	6,359
Stock options	143	325	302	270
Restricted stock awards	54	41	14	10
Stock warrants	—	—	2	—

Diluted weighted average shares/units outstanding:	71,568	71,383	71,715	71,134

IV. VALUE CREATION PIPELINE

IV. VALUE CREATION PIPELINE

Operating Property Acquisitions
(dollars in thousands)

For the year ended December 31, 2002
Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
08/09/02	25 Commerce Drive	Cranford, Union County, NJ	1	67,749	$7,706
08/09/02	3 Skyline Drive(b)	Hawthorne, Westchester County, NY	1	75,668	9,460
11/01/02	1633 Littleton Road(c)	Parsippany, Morris County, NJ	1	57,722	11,833
11/05/02	1266 East Main Street	Stamford, Fairfield County, CT	1	179,260	33,205
12/11/02	2200 Renaissance Boulevard	King of Prussia, Montgomery County, PA	1	174,124	26,800
12/31/02	16 & 18 Sentry Park West	Blue Bell, Montgomery County, PA	2	188,103	34,466

Total Office Property Acquisitions:			7	742,626	$123,470

For the year ended December 31, 2001
Acquisition Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
04/06/01	4 & 6 Campus Drive	Parsippany, Morris County, NJ	2	295,766	$48,404
11/06/01	9 Campus Drive(d)	Parsippany, Morris County, NJ	1	156,495	15,073

Total Office Property Acquisitions:			3	452,261	$63,477

Office/Flex:
02/14/01	31 & 41 Twosome Drive(e)	Moorestown, Burlington County, NJ	2	127,250	$7,155
04/27/01	1245 & 1247 N. Church Street, 2 Twosome Drive(e)	Moorestown, Burlington County, NJ	3	154,200	11,083
08/03/01	5 & 6 Skyline Drive	Hawthorne, Westchester County, NY	2	168,177	14,846

Total Office/Flex Property Acquisitions:			7	449,627	$33,084

Total Operating Property Acquisitions:			10	901,888	$96,561

(a)
Transactions were funded primarily through borrowings on the Company's revolving credit facility, from net proceeds received in the sale or sales of rental property, and/or from the Company's cash reserves. Amounts are as of December 31, 2002.

(b)
On August 9, 2002, the Company acquired an undivided 68.1 percent interest (75,668 square feet) in 3 Skyline Drive, a 113,098 square-foot office property. The property was acquired as tenants-in-common with the intention that, soon after the completion of the acquisition, the individual interests would be converted into separate condominium units. On September 27, 2002, the Company executed a condominium agreement and deed to formalize the conversion of its undivided interest in the property into a condominium interest. The Company has accounted for its interest in the property as if the condominium was in place since the date of acquisition.

(c)
In connection with the acquisition of the 1633 Littleton Road property, the Company assumed a mortgage loan, which was recorded at $3.5 million and bears an effective interest rate of 7.66 percent. The loan is secured by the 1633 Littleton Road property and will mature on February 10, 2006.

(d)
The Company acquired the remaining 50 percent interest in this property from an unconsolidated joint venture. Investment by Company represents the net cost of acquiring the remaining interest.

(e)
The properties were acquired through the exercise of a purchase option obtained in the initial acquisition of the McGarvey portfolio in January 1998.

Properties Commencing Initial Operations
(dollars in thousands)

For the year ended December 31, 2002
Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company(a)
Office:
09/03/02	Harborside Plaza 5	Jersey City, Hudson County, NJ	1	980,000	$196,610	(b)
11/18/02	600 Horizon Drive	Hamilton Township, Mercer County, NJ	1	95,000	7,549

Total Office Properties Commencing Initial Operations:			2	1,075,000	204,159

Office/Flex:
04/01/02	125 Clearbrook Road	Elmsford, Westchester County, NY	1	33,000	4,985	(c)

Total Properties Commencing Initial Operations:			3	1,108,000	$209,144

For the year ended December 31, 2001
Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Investment by Company
Office:
01/15/01	105 Eisenhower Parkway	Roseland, Essex County, NJ	1	220,000	$47,328
03/01/01	8181 East Tufts Avenue	Denver, Denver County, CO	1	185,254	34,993

Total Office Properties Commencing Initial Operations:			2	405,254	$82,321

(a)
Development costs were funded primarily through draws on the Company's revolving credit facility. Amounts are as of December 31, 2002.

(b)
Amount consists of $176,900 included in rental property and $19,710 of leasing commissions and other deferred leasing costs, which are included in deferred charges and other assets.

(c)
Amount consists of $4,731 included in rental property and $254 of leasing commissions, which is included in deferred charges and other assets.

Acquisition Property Profile

Property Name:	1633 Littleton Road
Product Type:	Office Building
Location:	Parsippany, Morris County, New Jersey
Description:	Class A, one-story office building
Size:	57,722 square feet
Year Constructed:	1978
Closing Date:	November 1, 2002
Acquisition Cost:	$11.4 million
Funding Sources:	Proceeds from sale of office property ($7.9 million) and assumption of mortgage ($3.5 million)
Percentage Leased:	100.0%
Number of Tenants:	1
Tenant:	Sordoni Skanska, Inc. (57,722 square feet)

Acquisition Property Profile

Property Name:	1266 East Main Street
Product Type:	Office Building
Location:	Stamford, Fairfield County, Connecticut
Description:	Class A, seven-story office building
Size:	179,260 square feet
Year Constructed:	1984
Closing Date:	November 5, 2002
Acquisition Cost:	$33 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	95.0%
Number of Tenants:	17
Significant Tenants:	Octagon Marketing & Athlete (32,136 square feet)
Chilton Investment Company (20,700 square feet)

Acquisition Property Profile

Property Name:	2200 Renaissance Boulevard
Product Type:	Office Building
Location:	King of Prussia, Montgomery County, Pennsylvania
Description:	Class A, three-story office building
Size:	174,124 square feet
Year Constructed:	1985
Closing Date:	December 11, 2002
Acquisition Cost:	$26.3 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	90.0%
Number of Tenants:	8
Significant Tenants:	MDS Pharma Services (47,120 square feet)
Henkel Corporation (34,487 square feet)

Acquisition Property Profile

Property Name:	16 Sentry Park West
Product Type:	Office Building
Location:	Blue Bell, Montgomery County, Pennsylvania
Description:	Class A, four-story office building
Size:	93,093 square feet
Year Constructed:	1988
Closing Date:	December 31, 2002
Acquisition Cost:	$17 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	85.0%
Number of Tenants:	9
Significant Tenants:	Pharmanet, Inc. (38,757 square feet)
London Life Reinsurance Co. (9,888 square feet)

Acquisition Property Profile

Property Name:	18 Sentry Park West
Product Type:	Office Building
Location:	Blue Bell, Montgomery County, Pennsylvania
Description:	Class A, four-story office building
Size:	95,010 square feet
Year Constructed:	1988
Closing Date:	December 31, 2002
Acquisition Cost:	$17 million
Funding Source:	Proceeds from sale of office property
Percentage Leased:	100.0%
Number of Tenants:	12
Significant Tenants:	Liberty Mutual Insurance Co. (26,316 square feet)
Larsan Allen Weishair & Co. (22,301 square feet)

Summary of Development Properties in Lease-Up
(dollars in thousands)

Project	Location	Type of Space	Commencing Initial Operations Date	Number of Buildings	Square Feet	Costs Incurred Through 12/31/02	Total Estimated Costs	Current % Leased
Harborside Plaza 5	Jersey City, NJ	Office	08/25/02	1	980,000	$196,610	$260,000	58.2	%(a)

Total:				1	980,000	$196,610	$260,000	58.2%

(a)
Includes a lease with a tenant for 68,000 square feet, or 6.9 percent of the property, for which the tenant has informed the Company that it is experiencing financial difficulties and has failed to meet certain monetary obligations under the lease, including the payment of rent.

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
Horizon Center	Hamilton	NJ	33.5	300,000	Office/Flex/Retail
American Financial Exchange(a)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center(b)	Jersey City	NJ	6.5	3,113,500	Office
Mack-Cali Business Campus(c)	Parsippany & Hanover	NJ	110.0	1,350,000	Office
Morris V and VI(a)	Parsippany	NJ	47.5	645,000	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro(c)	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Elmsford Distribution Center(d)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
One Ramland Road(a)	Orangeburg	NY	20.0	100,000	Office/Flex
South Westchester Executive Park(d)	Yonkers	NY	60.0	500,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Tri West Plaza II(d)	Dallas	TX	4.5	500,000	Office
Hilltop Business Center	Littleton	CO	7.1	128,000	Office
Pacific Plaza Phase III(e)	Daly City	CA	2.5	270,000	Office

Total:			362.8	8,897,250

(a)
Land owned by joint venture in which Mack-Cali is an equity partner.

(b)
In addition, there are 21 acres of riparian property.

(c)
Land owned by Mack-Cali which is subject to a contribution agreement to a development joint venture.

(d)
Mack-Cali holds an option to purchase this land.

(e)
Unconsolidated joint venture, in which Mack-Cali is an equity partner, holds an option to purchase this land.

Rental Property Sales
(dollars in thousands)

For the year ended December 31, 2002

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
05/13/02	Dallas Portfolio(a)	Metro Dallas, TX	4	488,789	$33,115	$34,760	$(1,645)
05/29/02	750 South Richfield Street	Aurora, Arapahoe County, CO	1	108,240	20,631	21,291	(660)
06/06/02	Houston Portfolio(b)	Houston, Harris County, TX	3	413,107	25,482	24,393	1,089
07/15/02	501 Kennedy Boulevard	Tampa, Hillsborough County, FL	1	297,429	22,915	22,459	456
10/16/02	Arizona Portfolio(c)	Maricopa County, AZ	3	416,967	42,764	42,719	45

Total Office Property Sales:			12	1,724,532	144,907	145,622	(715)

Residential:
01/30/02	25 Martine Avenue	White Plains, Westchester County, NY	1	124 units	17,559	10,461	7,098
Land:
04/25/02	Horizon Center Land	Hamilton Township, Mercer County, NJ	—	0.756 acres	758	41	717

Total Property Sales:			13	1,724,532	$163,224	$156,124	$7,100

(a)
On May 13, 2002, the Company sold 3100 Monticello, 2300 Valley View, 150 West Parkway and 555 Republic Place in a single transaction with one buyer, Brookview Properties, L.P., an entity that includes a partner, whose principals include Paul A. Nussbaum, a former member of the Board of Directors of the Company. The Company provided the purchaser with a $5,000 subordinated loan that bears interest at 15 percent with a current rate of 11 percent. The entire principal of the loan is payable at maturity in November 2007. In conjunction with the purchaser's subsequent sale of one of its acquired properties, the purchaser repaid $1,537 of the loan principal through December 31, 2002.

(b)
On June 6, 2002, the Company sold 1717 St. James Place, 5300 Memorial Drive and 10497 Town & Country Way in a single transaction with one buyer, Parkway Properties LP.

(c)
On October 16, 2002 the Company sold 9060 East Via Linda Boulevard, 19640 North 31st Street and 5551 West Talavi Boulevard in a single transaction with one buyer, Summit Commercial Properties, Inc.

For the year ended December 31, 2001

Sale Date	Property/Address	Location	# of Bldgs.	Rentable Square Feet	Net Sales Proceeds	Net Book Value	Realized Gain/(Loss)
Office:
06/01/01	1777 N.E. Loop 410	San Antonio, Bexar County, TX	1	256,137	$21,313	$16,703	$4,610
06/15/01	14511 Falling Creek	Houston, Harris County, TX	1	70,999	2,982	2,458	524
07/17/01	8214 Westchester	Dallas, Dallas County, TX	1	95,509	8,966	8,465	501
08/01/01	2600 Westown Parkway	West Des Moines, Polk County, IA	1	72,265	5,165	5,570	(405)
09/26/01	1709 New York Avenue, NW	Washington, DC	1	166,000	65,151	50,640	14,511
11/14/01	200 Concord Plaza Drive	San Antonio, Bexar County, TX	1	248,700	30,927	32,609	(1,682)
12/21/01	5225 Katy Freeway	Houston, Harris County, TX	1	112,213	6,887	7,393	(506)

Total Office Property Sales:			7	1,021,823	141,391	123,838	17,553

Residential:
06/21/01	Tenby Chase Apartments	Delran, Burlington County, NJ	1	327 units	19,336	2,399	16,937
Other:
04/03/01	North Pier-Harborside(a)	Jersey City, Hudson County, NJ	—	n/a	3,357	2,918	439

Total Property Sales:			8	1,021,823	$164,084	$129,155	$34,929

(a)
In connection with the sale of North Pier-Harborside, the Company provided to the purchaser a non-interest-bearing $2,027 note, which was repaid in April 2002.

V.    PORTFOLIO/ LEASING STATISTICS

V.    PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended December 31, 2002)

Consolidated In-Service Portfolio(a)

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 9/30/02	Leased Sq. Ft. Acquired/ Sold(b)	Expiring/ Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/02(d)	Pct. Leased 12/31/02	Pct. Leased 9/30/02
Northeast
Northern NJ	9,313,333	57,722	(122,368)	118,442	(3,926)	9,367,129	93.1%	93.1%
Central NJ	2,637,250	95,000	(36,464)	43,674	7,210	2,739,460	93.1%	92.6%
Westchester Co., NY	4,648,054	—	(263,750)	244,952	(18,798)	4,629,256	96.6%	97.0%
Sub. Philadelphia	2,758,763	329,376	(123,038)	87,271	(35,767)	3,052,372	88.9%	89.8%
Fairfield, CT	648,730	171,116	(14,039)	14,039	—	819,846	96.2%	96.4%
Washington, DC/MD	450,366	—	—	—	—	450,366	100.0%	100.0%
Dutchess/Nassau/Rockland Co., NY	589,058	—	(10,203)	4,674	(5,529)	583,529	98.6%	99.6%

Total Northeast	21,045,554	653,214	(569,862)	513,052	(56,810)	21,641,958	93.6%	93.8%

Southwest/West
Texas	779,466	—	(39,885)	53,605	13,720	793,186	80.2%	78.8%
Colorado	1,357,574	—	(137,307)	28,221	(109,086)	1,248,488	79.8%	86.7%
San Francisco	439,189	—	(5,756)	5,120	(636)	438,553	97.3%	97.4%
Arizona	416,967	(416,967)	—	—	—	—	—	100.0%

Total Southwest/West	2,993,196	(416,967)	(182,948)	86,946	(96,002)	2,480,227	82.5%	87.5%

Company Totals	24,038,750	236,247	(752,810)	599,998	(152,812)	24,122,185	92.3%	93.0%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2002	25,851,992
Total sq. ft. of properties added this period	694,209
Total sq. ft. of properties sold this period	(416,967)

Total sq. ft. as of December 31, 2002	26,129,234

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold or added during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Square feet leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring December 31, 2002 aggregating 41,438 square feet for which no new leases were signed.

Leasing Statistics
(For the three months ended December 31, 2002)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market
Region/Market	Property Type	# of Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent(b)		Leasing Costs Per Sq. Ft. Per Year(c)
Northeast
Northern NJ	Office	27	118,442	31,733	86,709	4.9		$26.10		$2.85
Central NJ	Office Office/Flex	9 2	32,463 11,211	16,675 6,644	15,788 4,567	5.2 2.2	$ $	23.35 17.49	$ $	2.33 3.10
Westchester Co., NY	Office Office/Flex Industrial/Warehouse	24 18 1	74,034 93,715 77,203	35,050 11,974 —	38,984 81,741 77,203	5.3 4.3 5.0	$ $ $	23.63 13.97 5.49	$ $ $	2.76 0.70 0.20
Sub. Philadelphia	Office Office/Flex	2 7	4,596 82,675	3,203 43,880	1,393 38,795	6.0 5.2	$ $	23.23 6.91	$ $	2.85 0.79
Fairfield, CT	Office	2	14,039	—	14,039	1.7		$19.41		$0.41
Dutchess/Nassau/Rockland Co., NY	Office	2	4,674	942	3,732	4.7		$24.68		$1.58

Total Northeast		94	513,052	150,101	362,951	4.8		$16.75		$1.66

Southwest/West
Texas	Office	16	53,605	25,718	27,887	5.9		$14.98		$1.54
Colorado	Office	5	28,221	595	27,626	3.1		$16.04		$2.55
San Francisco	Office	10	5,120	—	5,120	3.9		$28.05		$3.13

Total Southwest/West		31	86,946	26,313	60,633	4.9		$16.09		$1.99

Company Totals		125	599,998	176,414	423,584	4.8		$16.66		$1.70

Detail by Property Type
	Office	97	335,194	113,916	221,278	4.9		$22.35		$2.55
	Office/Flex	27	187,601	62,498	125,103	4.5		$11.07		$0.82
	Industrial/Warehouse	1	77,203	—	77,203	5.0		$5.49		$0.20

Company Totals		125	599,998	176,414	423,584	4.8		$16.66		$1.70

Tenant Retention:	Leases Retained	56.6%
	Sq. Ft. Retained	56.3%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $3,235,877and commissions of $1,550,764 committed, but not necessarily expended, during the period for second generation space aggregating 587,731 square feet.

Leasing Statistics
(For the three months ended December 31, 2002)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
State	Sq. Ft. Leased 9/30/02	Leased Sq. Ft. Acquired/ Sold(a)	Expiring/ Adjustment Sq. Ft.(b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/02(c)	Pct. Leased 12/31/02	Pct. Leased 9/30/02
New Jersey	577,575	—	—	—	—	577,575	100.0%	100.0%
New York	17,000	—	—	—	—	17,000	7.3%	7.3%
Texas	190,724	—	(11,112)	14,048	2,936	193,660	65.0%	64.0%
California	660,068	317,890	—	8,543	8,543	986,501	94.5%	97.1%

Totals	1,445,367	317,890	(11,112)	22,591	11,479	1,774,736	82.5%	80.9%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of September 30, 2002	1,787,127
Total sq. ft. of properties added this period	364,384

Total sq. ft. as of December 31, 2002	2,151,511

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained(d)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year(e)
Texas	2	14,048	2,936	11,112	5.4	$15.98	$2.43
California	1	8,543	—	8,543	7.0	$25.80	$6.00

Totals	3	22,591	2,936	19,655	6.0	$19.69	$4.00

(a)
Net gain/loss of leased square footage through properties sold or added during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Square feet leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as a lease expiring December 31, 2002 representing 1,905 square feet for which no new lease(s) were signed.

(d)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(e)
Represents estimated workletter costs of $403,894 and commissions of $139,894 committed, but not necessarily expended, during the period for second generation space aggregating 22,591 square feet.

Leasing Statistics
(For the year ended December 31, 2002)

Consolidated In-Service Portfolio(a)

SUMMARY OF SPACE LEASED

	LEASING ACTIVITY
Region/Market	Sq. Ft. Leased 12/31/01	Leased Sq. Ft. Acquired/ Sold(b)	Expiring/ Adjustment Sq. Ft.(c)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/02(d)	Pct. Leased 12/31/02	Pct. Leased 12/31/01
Northeast
Northern NJ	9,380,571	169,616	(1,414,442)	1,231,384	(183,058)	9,367,129	93.1%	95.9%
Central NJ	2,629,946	151,687	(444,876)	402,703	(42,173)	2,739,460	93.1%	94.6%
Westchester Co., NY	4,570,240	108,668	(1,208,825)	1,159,173	(49,652)	4,629,256	96.6%	97.6%
Sub. Philadelphia	2,820,288	329,376	(633,279)	535,987	(97,292)	3,052,372	88.9%	91.8%
Fairfield, CT	649,363	171,116	(143,955)	143,322	(633)	819,846	96.2%	96.5%
Washington, DC/MD	444,699	—	(157,115)	162,782	5,667	450,366	100.0%	98.7%
Dutchess/Nassau/Rockland Co., NY	582,508	—	(84,405)	85,426	1,021	583,529	98.6%	98.5%

Total Northeast	21,077,615	930,463	(4,086,897)	3,720,777	(366,120)	21,641,958	93.6%	95.7%

Southwest/West/Other
Texas	1,560,270	(780,863)	(215,138)	228,917	13,779	793,186	80.2%	82.5%
Colorado	1,368,726	29,763	(362,975)	212,974	(150,001)	1,248,488	79.8%	92.0%
San Francisco	439,866	—	(47,691)	46,378	(1,313)	438,553	97.3%	97.6%
Arizona	416,967	(416,967)	(111,200)	111,200	—	—	—	100.0%
Other	271,908	(205,025)	(82,560)	15,677	(66,883)	—	—	91.4%

Total Southwest/West/Other	4,057,737	(1,373,092)	(819,564)	615,146	(204,418)	2,480,227	82.5%	89.3%

Company Totals	25,135,352	(442,629)	(4,906,461)	4,335,923	(570,538)	24,122,185	92.3%	94.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001	26,577,886
Total sq. ft. of properties added this period	1,275,880
Total sq. ft. of properties sold this period	(1,724,532)

Total sq. ft. as of December 31, 2002	26,129,234

(a)
Consolidated in-service portfolio excludes a 980,000 square foot in-service development property in lease-up.

(b)
Net gain/loss of leased square footage through properties sold or added during the period.

(c)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(d)
Square feet leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring December 31, 2002 aggregating 41,438 square feet for which no new leases were signed.

Leasing Statistics
(For the year ended December 31, 2002)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Region/Market									Leasing Per Costs Sq. Ft. Per Year (c)
Region/Market	Property Type	# of Trans- Actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)
Northeast
Northern NJ	Office Office/Flex	102 7	1,182,100 49,284	372,238 11,983	809,862 37,301	4.0 3.7	$ $	21.99 16.57	$ $	2.71 1.59
Central NJ	Office Office/Flex	46 12	324,009 78,694	131,729 32,020	192,280 46,674	5.5 4.0	$ $	25.31 15.56	$ $	2.43 2.08
Westchester Co., NY	Office Office/Flex Industrial/Warehouse	95 85 18	397,035 543,334 218,804	130,589 129,469 6,295	266,446 413,865 212,509	5.6 5.0 5.0	$ $ $	25.00 15.27 10.17	$ $ $	1.99 0.92 0.80
Sub. Philadelphia	Office Office/Flex	24 33	242,217 293,770	27,471 86,195	214,746 207,575	5.4 3.9	$ $	23.71 8.43	$ $	2.20 1.00
Fairfield, CT	Office Office/Flex	11 3	44,572 98,750	14,332 10,750	30,240 88,000	2.3 5.4	$ $	24.21 16.88	$ $	0.45 2.39
Washington, DC/MD	Office	5	162,782	1,797	160,985	4.5		$42.54		$2.40
Dutchess/Nassau/Rockland Co., NY	Office	13	85,426	25,702	59,724	6.2		$23.11		$3.11

Total Northeast		454	3,720,777	980,570	2,740,207	4.7		$20.57		$2.02

Southwest/West/Other
Texas	Office	70	228,917	149,253	79,664	4.9		$16.39		$2.31
Colorado	Office	33	212,974	98,920	114,054	5.4		$17.05		$1.85
San Francisco	Office	117	46,378	6,442	39,936	3.4		$30.64		$2.32
Arizona	Office	3	111,200	—	111,200	4.0		$21.64		$1.84
Other	Office	3	15,677	—	15,677	4.5		$18.55		$2.57

Total Southwest/West/Other		226	615,146	254,615	360,531	4.8		$18.70		$2.32

Company Totals		680	4,335,923	1,235,185	3,100,738	4.7		$20.31		$2.06

Detail by Property Type
	Office	522	3,053,287	958,473	2,094,814	4.7		$23.37		$2.49
	Office/Flex	140	1,063,832	270,417	793,415	4.6		$13.61		$1.20
	Industrial/Warehouse	18	218,804	6,295	212,509	5.0		$10.17		$0.80

Company Totals		680	4,335,923	1,235,185	3,100,738	4.7		$20.31		$2.06

Tenant Retention:	Leases Retained	61.9%
	Sq. Ft. Retained	63.2%

(a)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(b)
For Office/Flex properties, equals triple net rent plus common area costs and real estate taxes.

(c)
Represents estimated workletter costs of $25,413,237 and commissions of $14,323,892 committed, but not necessarily expended, during the period for second generation space aggregating 4,164,737 square feet.

Leasing Statistics
(For the three months ended December 31, 2002)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
		Leased Sq. Ft. Acquired/ Sold (a)
State	Sq. Ft. Leased 12/31/01		Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 12/31/02 (c)	Pct. Leased 12/31/02	Pct. Leased 9/30/02
New Jersey	—	577,575	—	—	—	577,575	100.0%	—
New York	167,000	—	(150,000)	—	(150,000)	17,000	7.3%	72.0%
Texas	182,840	—	(11,112)	21,921	10,820	193,660	65.0%	61.4%
California	480,228	497,730	(11,378)	19,921	8,543	986,501	94.5%	98.2%

Totals	830,068	1,075,305	(172,490)	41,853	(130,637)	1,774,736	82.5%	81.5%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2001	1,018,818
Total sq. ft. of properties added this period	1,315,893
Total sq. ft. of properties sold this period	(183,200)

Total sq. ft. as of December 31, 2002	2,151,511

DETAIL OF TRANSACTION ACTIVITY

State	# of Transactions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (d)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent	Leasing Costs Per Sq. Ft. Per Year (e)
California	3	21,932	10,820	11.112	5.3	$16.44	$2.44
Texas	2	19,921	—	19,921	7.6	$28.17	$3.90

Totals	5	41,853	10,820	31,033	6.4	$22.02	$3.26

(a)
Net gain/loss of leased square footage through properties sold or added during the period.

(b)
Represents the square footage of expiring leases or leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)
Square feet leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as a lease expiring December 31, 2002 representing 1,905 square feet for which no new lease(s) were signed.

(d)
"Other Retained" transactions include existing tenants' expansions and relocations within the same building.

(e)
Represents estimated workletter costs of $580,746 and commissions of $289,138 committed, but not necessarily expended, during the period for second generation space aggregating 41,853 square feet.

Market Diversification

        The following table lists the Company's markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
New York, NY (Westchester-Rockland Counties)	88,521,961	18.0	4,973,023	18.3
Bergen-Passaic, NJ	87,434,564	17.8	4,530,091	16.7
Newark, NJ (Essex-Morris-Union Counties)	81,988,124	16.7	4,242,330	15.7
Jersey City, NJ	63,623,449	12.9	3,074,470	11.3
Philadelphia, PA-NJ	47,912,140	9.8	3,354,023	12.4
Trenton, NJ (Mercer County)	15,008,575	3.1	767,365	2.8
Middlesex-Somerset-Hunterdon, NJ	14,737,455	3.0	791,051	2.9
Denver, CO	13,955,447	2.8	1,084,945	4.0
Stamford-Norwalk, CT	13,191,782	2.7	706,510	2.6
Washington, DC-MD-VA	12,999,141	2.6	450,549	1.7
San Francisco, CA	12,320,464	2.5	450,891	1.7
Monmouth-Ocean, NJ	7,445,520	1.5	577,423	2.1
Dallas, TX	6,518,408	1.3	449,594	1.7
Nassau-Suffolk, NY	6,373,398	1.3	292,849	1.1
San Antonio, TX	5,095,656	1.0	435,465	1.6
Bridgeport, CT	3,257,621	0.7	145,487	0.5
Colorado Springs, CO	2,737,806	0.6	209,987	0.8
Boulder-Longmont, CO	2,634,540	0.5	270,421	1.0
Dutchess County, NY	2,318,687	0.5	118,727	0.4
Atlantic-Cape May, NJ	1,831,576	0.4	80,344	0.3
Houston, TX	1,310,261	0.3	103,689	0.4

Totals	491,216,575	100.0	27,109,234	100.0

(a)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical generally accepted accounting principles ("GAAP") results, historical results may differ from those set forth above.

(b)
Includes leases expiring December 31, 2002 aggregating 41,438 square feet and representing annualized rent of $915,033 for which no new leases were signed.

(c)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Industry Diversification

        The following table lists the Company's 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Company Annualized Base Rental Revenue (%)	Percentage of Square Feet Leased (e)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	68,648,661	14.0	2,555,849	10.6
Manufacturing	47,598,029	9.7	2,499,835	10.3
Computer System Design Svcs.	30,790,207	6.3	1,526,204	6.3
Telecommunications	30,345,121	6.2	1,536,055	6.4
Insurance Carriers & Related Activities	27,747,481	5.6	1,347,771	5.6
Legal Services	26,253,751	5.3	1,043,419	4.3
Health Care & Social Assistance	20,117,768	4.1	1,058,695	4.4
Credit Intermediation & Related Activities	20,087,514	4.1	1,131,879	4.7
Wholesale Trade	18,492,396	3.8	1,242,666	5.1
Scientific Research/Development	17,506,370	3.6	897,357	3.7
Other Professional	16,890,644	3.4	858,040	3.6
Accounting/Tax Prep.	16,175,416	3.3	677,695	2.8
Retail Trade	14,064,664	2.9	812,090	3.4
Publishing Industries	13,393,055	2.7	584,432	2.4
Architectural/Engineering	10,277,397	2.1	475,445	2.0
Arts, Entertainment & Recreation	10,114,652	2.0	685,427	2.8
Information Services	9,251,411	1.9	393,958	1.6
Advertising/Related Services	9,248,443	1.9	409,911	1.7
Other Services (except Public Administration)	9,140,019	1.9	598,975	2.5
Management of Companies & Finance	8,410,140	1.7	359,296	1.5
Real Estate & Rental & Leasing	7,671,320	1.6	429,273	1.8
Transportation	6,733,916	1.4	437,583	1.8
Management/Scientific	5,898,400	1.2	258,984	1.1
Construction	5,754,526	1.2	300,149	1.2
Data Processing Services	5,614,418	1.1	240,571	1.0
Utilities	5,295,530	1.1	277,680	1.1
Admin. & Support, Waste Mgt. & Remediation Svc.	4,633,490	0.9	304,111	1.3
Educational Services	4,212,218	0.9	223,160	0.9
Public Administration	3,903,462	0.8	189,692	0.8
Specialized Design Services	3,662,374	0.7	173,699	0.7
Other	13,283,782	2.6	635,582	2.6

Totals	491,216,575	100.0	24,165,483	100.0

(a)
The Company's tenants are classified according to the U.S. Government's new North American Industrial Classification System (NAICS) which has replaced the Standard Industrial Code (SIC) system.

(b)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)
Includes leases expiring December 31, 2002 aggregating 41,438 square feet and representing annualized rent of $915,033 for which no new leases were signed.

(d)
Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(e)
Excludes all unleased space as of December 31, 2002.

Consolidated Portfolio Analysis(a)
(as of December 31, 2002)

Breakdown by Number of Properties

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	76	29.7%	50	19.5%	—	—	—	—	1	0.4%	127	49.6%
New York	24	9.3%	40	15.6%	6	2.3%	2	0.8%	2	0.8%	74	28.8%
Pennsylvania	16	6.2%	—	—	—	—	—	—	—	—	16	6.2%
Connecticut	4	1.6%	5	2.0%	—	—	—	—	—	—	9	3.6%
Wash., D.C./ Maryland	3	1.2%	—	—	—	—	—	—	—	—	3	1.2%

Sub-total Northeast:	123	48.0%	95	37.1%	6	2.3%	2	0.8%	3	1.2%	229	89.4%

Texas	5	2.0%	—	—	—	—	—	—	—	—	5	2.0%
California	2	0.8%	—	—	—	—	—	—	—	—	2	0.8%
Colorado	20	7.8%	—	—	—	—	—	—	—	—	20	7.8%

TOTALS By Type:	150	58.6%	95	37.1%	6	2.3%	2	0.8%	3	1.2%	256	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(as of December 31, 2002)

Breakdown by Square Footage

PROPERTY TYPE:

STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	13,303,541	49.0%	2,277,531	8.4%	—	—	—	—	15,581,072	57.4%
New York	2,702,152	10.0%	2,277,747	8.4%	387,400	1.4%	17,300	0.1%	5,384,599	19.9%
Pennsylvania	1,836,025	6.8%	—	—	—	—	—	—	1,836,025	6.8%
Connecticut	578,997	2.1%	273,000	1.0%	—	—	—	—	851,997	3.1%
Wash., D.C./ Maryland	450,549	1.7%	—	—	—	—	—	—	450,549	1.7%

Sub-total Northeast	18,871,264	69.6%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	24,104,242	88.9%

Texas	988,748	3.6%	—	—	—	—	—	—	988,748	3.6%
California	450,891	1.7%	—	—	—	—	—	—	450,891	1.7%
Colorado	1,565,353	5.8%	—	—	—	—	—	—	1,565,353	5.8%

TOTALS By Type:	21,876,256	80.7%	4,828,278	17.8%	387,400	1.4%	17,300	0.1%	27,109,234	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

Consolidated Portfolio Analysis(a)
(Year ended December 31, 2002)

Breakdown by Base Rental Revenue(b)
(Dollars in thousands)

PROPERTY TYPE:

STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware- house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	Multi- Family Residential	% of Total	TOTALS By State	% of Total
New Jersey	257,116	52.2%	18,453	3.7%	—	—	—	—	295	0.1%	—	—	275,864	56.0%
New York	58,155	11.7%	32,901	6.7%	3,736	0.8%	427	0.1%	258	0.1%	213	0.1%	95,690	19.5%
Pennsylvania	30,708	6.2%	—	—	—	—	—	—	—	—	—	—	30,708	6.2%
Connecticut	9,611	1.9%	4,225	0.9%	—	—	—	—	—	—	—	—	13,836	2.8%
Wash., D.C./ Maryland	14,110	2.9%	—	—	—	—	—	—	—	—	—	—	14,110	2.9%

Sub-total Northeast:	369,700	74.9%	55,579	11.3%	3,736	0.8%	427	0.1%	553	0.2%	213	0.1%	430,208	87.4%

Texas	17,657	3.6%	—	—	—	—	—	—	—	—	—	—	17,657	3.6%
Arizona	4,382	0.9%	—	—	—	—	—	—	—	—	—	—	4,382	0.9%
California	15,126	3.1%	—	—	—	—	—	—	—	—	—	—	15,126	3.1%
Colorado	22,977	4.6%	—	—	—	—	—	—	—	—	—	—	22,977	4.6%
Florida	2,067	0.4%	—	—	—	—	—	—	—	—	—	—	2,067	0.4%

TOTALS By Type:	431,909	87.5%	55,579	11.3%	3,736	0.8%	427	0.1%	553	0.2%	213	0.1%	492,417	100.0%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company.

(b)
Total base rent for the year ended December 31, 2002, determined in accordance with GAAP. Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenants' proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Consolidated Portfolio Analysis (a) (b) (c)
(as of December 31, 2002)

Breakdown by Percentage Leased

PROPERTY TYPE:

STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	93.0%	92.2%	—	—	92.9%
New York	95.8%	97.8%	97.8%	100.0%	96.8%
Pennsylvania	86.9%	—	—	—	86.9%
Connecticut	94.5%	100.0%	—	—	96.3%
Washington, D.C./ Maryland	100.0%	—	—	—	100.0%

Sub-total Northeast	93.0%	95.3%	97.8%	100.0%	93.6%

Texas	80.2%	—	—	—	80.2%
California	97.3%	—	—	—	97.3%
Colorado	79.8%	—	—	—	79.8%

WEIGHTED AVG. By Type:	91.5%	95.3%	97.8%	100.0%	92.3%

(a)
Excludes nine properties, aggregating approximately 2.2 million square feet, which are not consolidated by the Company, as well as multi-family residential and land lease properties.

(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future, as well as leases expiring December 31, 2002 aggregating 92,678 square feet for which no new leases were signed.

(c)
Excludes a 980,000 square-foot in-service development property in lease-up.

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
ATLANTIC COUNTY, NEW JERSEY
Egg Harbor
100 Decadon Drive	1987	40,422	100.0	951	889	0.19	23.53	21.99	Computer Sciences Corp. (100%)
200 Decadon Drive	1991	39,922	100.0	798	779	0.16	19.99	19.51	Computer Sciences Corp. (100%)
BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	97.8	3,543	3,337	0.72	25.33	23.86	Lonza, Inc. (63%)
Fort Lee
One Bridge Plaza	1981	200,000	97.7	4,924	4,599	1.00	25.20	23.54	Mellon HR Solutions, LLC (35%), Broadview Associates, LLP (16%), FCB Worldwide, Inc. (16%)
2115 Linwood Avenue	1981	68,000	99.7	1,711	1,320	0.35	25.24	19.47	US Depot, Inc. (23%), Ameribrom, Inc. (14%), Mack Management & Construction (12%), Morgan Stanley Dean Witter (10%)
Little Ferry
200 Riser Road	1974	286,628	100.0	2,536	2,464	0.52	8.85	8.60	Ford Motor Company (34%), Casio, Inc. (33%), Dassault Falcon Jet Corp. (33%)
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	566	502	0.12	11.87	10.52	Aventis Environmental Science (100%)
135 Chestnut Ridge Road	1981	66,150	100.0	1,560	1,309	0.32	23.58	19.79	Paychex, Inc. (45%), Automated Resources Group, Inc. (26%), Sys-Con Publications, Inc. (11%)
Paramus
15 East Midland Avenue	1988	259,823	100.0	6,722	6,720	1.37	25.87	25.86	AT&T Wireless Services (100%)
461 From Road	1988	253,554	99.8	6,057	6,050	1.23	23.94	23.91	Toys `R' Us, Inc. (96%)
650 From Road	1978	348,510	92.9	7,749	7,304	1.58	23.93	22.56	Movado Group, Inc. (18%), Long Beach Acceptance Corporation (10%)
140 Ridgewood Avenue	1981	239,680	100.0	5,110	4,890	1.04	21.32	20.40	AT&T Wireless Services (57%), Smith Barney Shearson, Inc. (19%)
61 South Paramus Avenue	1985	269,191	100.0	6,718	6,098	1.37	24.96	22.65	Yamanouchi Pharma America, Inc. (21%)
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,397	1,317	0.28	26.97	25.43	SBC Telecom, Inc. (53%), Cantor Fitzgerald, L.P. (46%)
365 West Passaic Street	1976	212,578	88.9	4,178	3,859	0.85	22.11	20.42	United Retail, Inc. (31%), Regulus, LLC (10%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	7,465	1.52	15.72	15.72	Prentice-Hall, Inc. (100%)
10 Mountainview Road	1986	192,000	95.8	3,907	3,846	0.80	21.24	20.91	Thomson Minwax Company (23%), Professional Detailing, Inc. (20%), Corning Life Sciences, Inc. (15%), ITT Fluid Technology (14%), Pearson Education (14%)
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	2,124	2,124	0.43	23.81	23.81	Timeplex, Inc. (100%)
470 Chestnut Ridge Road	1987	52,500	100.0	1,192	1,192	0.24	22.70	22.70	Andermatt, LP (100%)
530 Chestnut Ridge Road	1986	57,204	100.0	1,166	1,166	0.24	20.38	20.38	KPMG Peat Marwick, LLP (100%)
50 Tice Boulevard	1984	235,000	100.0	5,631	4,961	1.15	23.96	21.11	Syncsort, Inc. (25%)
300 Tice Boulevard	1991	230,000	100.0	5,342	5,050	1.09	23.23	21.96	Chase Home Mortgage Corp. (25%), Medco Containment Services (20%), Par Pharmaceutical, Inc. (16%), BMW of North America, LLC (15%)
BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	92.4	1,418	1,054	0.29	20.74	15.41	Allstate Insurance Company (49%), Harleysville Mutual Insurance (28%)
228 Strawbridge Drive	1984	74,000	100.0	1,434	1,077	0.29	19.38	14.55	Cendant Mortgage Corporation (100%)
ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	86.3	6,060	5,872	1.23	28.37	27.49	KPMG Peat Marwick, LLP (31%), Budd Larner Gross Et Al (23%)
Roseland
101 Eisenhower Parkway	1980	237,000	83.2	4,656	4,285	0.95	23.61	21.73	Brach, Eichler, Rosenberg, Silver, Bernstein & Hammer (13%)
103 Eisenhower Parkway	1985	151,545	91.0	3,248	2,918	0.66	23.55	21.16	CPG Partners, L.P. (24%), Lum, Danzis, Drasco Positan & Kleinberg (16%), Salomon Smith Barney, Inc. (11%)
105 Eisenhower Parkway	2001	220,000	14.0	1,904	1,296	0.39	61.82	42.08	McDonald's Corporation (14%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	99.0	3,277	3,274	0.67	8.28	8.27	Bankers Trust Harborside, Inc. (96%)
Harborside Financial Center Plaza 2	1990	761,200	100.0	19,408	18,344	3.95	25.50	24.10	Dean Witter Trust Company (27%), DLJ Securities (25%), Morgan Stanley Dean Witter, Inc. (11%), Dow Jones & Company, Inc. (11%), Lewco Securities Corp. (11%)
Harborside Financial Center Plaza 3	1990	725,600	100.0	18,499	17,485	3.77	25.49	24.10	AICPA (38%), BTM Information Services, Inc. (21%), Exodus Communications (11%), DLJ Securities (10%)
Harborside Financial Center Plaza 4-A(g)	2000	207,670	94.0	7,185	6,481	1.46	36.82	33.21	TD Waterhouse Securities, Inc. (89%)
Harborside Financial Center Plaza 5(h)(i)	2002	980,000	58.2	4,417	4,125	0.90	21.91	20.46	Forest Laboratories, Inc. (15%), Garban, LLC (14%) National Financial Services (12%)
MERCER COUNTY, NEW JERSEY
Hamilton Township
600 Horizon Drive(h)	2002	95,000	100.0	164	164	0.03	14.32	14.32	Verizon New Jersey, Inc. (100%)
Princeton
103 Carnegie Center	1984	96,000	85.1	2,049	1,894	0.42	25.08	23.18	Ronin Development Corp. (15%), Kurt Salmon Assoc. Inc. (11%)
100 Overlook Center	1988	149,600	100.0	3,751	3,489	0.76	25.07	23.32	Regus Business Centre Corp. (26%), Xerox Corporation (23%), Paine Webber, Inc. (14%)
5 Vaughn Drive	1987	98,500	80.8	1,968	1,835	0.40	24.73	23.06	Woodrow Wilson National Fellowship Foundation (17%), Floorgraphics, Inc. (14%), Villeroy & Boch Tableware, Ltd. (11%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	373	368	0.08	9.33	9.20	Greater New York Mutual Insurance Company (100%)
Plainsboro
500 College Road East	1984	158,235	100.0	3,705	3,659	0.75	23.41	23.12	SSB Realty, LLC (72%), Buchanan Ingersoll, P.C. (17%)
South Brunswick
3 Independence Way	1983	111,300	35.5	1,284	1,201	0.26	32.50	30.40	Merrill Lynch Pierce Fenner & Smith (13%)
Woodbridge
581 Main Street	1991	200,000	100.0	4,890	4,777	1.00	24.45	23.89	First Investors Management Company, Inc. (38%), Cast North America, Ltd. (11%)
MONMOUTH COUNTY, NEW JERSEY
Neptune
3600 Route 66	1989	180,000	100.0	2,410	2,410	0.49	13.39	13.39	United States Life Insurance Company (100%)
Wall Township
1305 Campus Parkway	1988	23,350	92.4	398	365	0.08	18.45	16.92	Waterford Wedgewood USA, Inc. (47%), McLaughlin, Bennett, Gelson (45%)
1350 Campus Parkway	1990	79,747	99.9	1,322	1,247	0.27	16.59	15.65	Meridian Health Realty Corp. (53%), Stephen E. Gertler Law Office (17%), Amper Politzner & Mattia, PA (11%), Healthcare Software (11%)
MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	100.0	4,431	3,992	0.90	26.35	23.74	Bressler Amery & Ross (24%), Salomon Smith Barney, Inc. (13%), Atlantic Health Systems (12%), Dun & Bradstreet, Inc. (12%)
Morris Plains
250 Johnson Road	1977	75,000	100.0	1,594	1,433	0.32	21.25	19.11	Electronic Data Systems Corp. (100%)
201 Littleton Road	1979	88,369	76.5	1,469	1,381	0.30	21.73	20.43	Xerox Corporation (50%), CHEP USA (11%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
Morris Township
340 Mt. Kemble Avenue	1985	387,000	100.0	5,530	5,530	1.13	14.29	14.29	AT&T Corporation (100%)
Parsippany
4 Campus Drive	1983	147,475	91.9	3,340	3,339	0.68	24.64	24.64	Nabisco, Inc. (27%), Summit Equities, Inc. (20%)
6 Campus Drive	1983	148,291	35.4	2,188	2,173	0.45	41.68	41.39	—
7 Campus Drive	1982	154,395	100.0	2,037	1,924	0.41	13.19	12.46	Nabisco, Inc. (100%)
8 Campus Drive	1987	215,265	86.2	5,186	4,951	1.06	27.95	26.68	Prudential Insurance Co. (31%), MCI Worldcom Communications Corp. (26%), Ayco Company, L.P. (13%)
9 Campus Drive	1983	156,495	94.6	4,446	4,409	0.91	30.03	29.78	GAB Business Service, Inc. (48%)
2 Dryden Way	1990	6,216	100.0	91	91	0.02	14.64	14.64	Bright Horizons Childrens Center (100%)
4 Gatehall Drive	1988	248,480	91.8	5,795	5,633	1.18	25.41	24.69	J.B. Hanauer & Company (20%), Toyota Motor Credit Corp. (10%)
2 Hilton Court	1991	181,592	100.0	4,793	4,505	0.98	26.39	24.81	Deloitte & Touche USA, LLP (47%), Sankyo Parke Davis (28%)
1633 Littleton Road(h)	1978	57,722	100.0	189	189	0.04	19.59	19.59	Sordoni Skanska, Inc. (100%)
600 Parsippany Road	1978	96,000	44.8	1,259	1,125	0.26	29.27	26.16	—
1 Sylvan Way	1989	150,557	98.6	3,499	3,096	0.71	23.57	20.86	Cendant Operations, Inc. (99%)
5 Sylvan Way	1989	151,383	100.0	4,023	3,899	0.82	26.57	25.76	Integrated Communications (41%), Experian Information Solution (15%), DRS Technologies, Inc. (13%)
7 Sylvan Way	1987	145,983	100.0	2,920	2,759	0.59	20.00	18.90	Nabisco, Inc. (100%)
PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	99.6	1,526	1,318	0.31	20.43	17.64	Greenwich Home Mortgage Corp. (12%)
Totowa
999 Riverview Drive	1988	56,066	83.3	649	486	0.13	13.90	10.41	Telsource Corporation (19%), Dunn Group, Inc. (15)%, Humana Press (15%)
Wayne
201 Willowbrook Boulevard	1970	178,329	61.8	1,806	1,657	0.37	16.39	15.04	URS Corporation (26%), Meridian Benefit, Inc. (22%), Aeropostale Inc. (11%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	741	689	0.15	15.12	14.06	Avaya, Inc. (100%)
233 Mt. Airy Road	1987	66,000	100.0	1,315	1,103	0.27	19.92	16.71	Avaya, Inc. (100%)
Bernards
106 Allen Road	2000	132,010	66.7	2,173	1,717	0.44	24.68	19.50	KPMG Consulting, LLC (59%)
Bridgewater
721 Route 202/206	1989	192,741	100.0	4,605	4,398	0.94	23.89	22.82	Allstate Insurance Company (37%), Norris, McLaughlin & Marcus, PA (32%), Johnson and Johnson (15%)
UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	100.0	4,565	3,917	0.93	25.01	21.46	CAP Gemini America, Inc. (33%), Washington Mutual Bank, FA (15%), DFDS Transport (US), Inc. (14%)
Cranford
6 Commerce Drive	1973	56,000	100.0	1,074	945	0.22	19.18	16.88	Kendle International, Inc. (50%)
11 Commerce Drive(c)	1981	90,000	100.0	1,148	933	0.23	12.76	10.37	Northeast Administrators, Inc. (10%)
12 Commerce Drive	1967	72,260	85.8	862	740	0.18	13.90	11.94	Registrar & Transfer Company (36%), URS Corporation (28%)
20 Commerce Drive	1990	176,600	100.0	4,303	3,943	0.88	24.37	22.33	Public Service Electric & Gas Company (26%), Quintiles, Inc. (21%)
25 Commerce Drive(h)	1971	67,749	94.5	510	508	0.10	20.05	19.97	Paragon Computer Professional (33%), Wells Fargo Home Mortgage, Inc. (16%)
65 Jackson Drive	1984	82,778	86.9	1,757	1,622	0.36	24.43	22.55	PMK Group, Inc. (35%), Allstate Insurance Company (27%), Metropolitan Life Insurance Company (18%)
New Providence
890 Mountain Road	1977	80,000	100.0	2,125	2,037	0.43	26.56	25.46	Aspen Technology, Inc. (52%), Dun & Bradstreet (27%), K Line America, Inc. (16%)

Total New Jersey Office		13,303,541	93.0	257,116	241,303	52.37	21.66	20.34

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
DUTCHESS COUNTY, NEW YORK
Fishkill
300 South Lake Drive	1987	118,727	93.6	2,234	2,172	0.45	20.10	19.54	Allstate Insurance Company (24%)
NASSAU COUNTY, NEW YORK
North Hempstead
600 Community Drive	1983	237,274	100.0	5,476	5,476	1.11	23.08	23.08	CMP Media, LLC. (100%)
111 East Shore Road	1980	55,575	100.0	1,518	1,504	0.31	27.31	27.06	Administrators for the Professions, Inc. (100%)
ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	99.8	3,915	3,718	0.80	21.79	20.70	Provident Savings Bank, F.A. (20%), Allstate Insurance Company (19%), Ferring Pharmaceuticals, Inc. (15%)
WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road(c)	1975	60,000	100.0	1,081	986	0.22	18.02	16.43	MIM Corporation (18%), Pyrotek, Inc. (11%)
101 Executive Boulevard	1971	50,000	76.3	714	663	0.15	18.72	17.38	Pennysaver Group, Inc. (23%), Kyocera Mita America, Inc. (11%)
555 Taxter Road	1986	170,554	89.9	3,919	3,896	0.80	25.56	25.41	Fuji Photo Film USA, Inc. (71%)
565 Taxter Road	1988	170,554	85.3	3,740	3,646	0.76	25.71	25.06	Nextel of New York, Inc. (29%), KLM Royal Dutch Airlines (10%)
570 Taxter Road	1972	75,000	92.4	1,673	1,522	0.34	24.14	21.96	Wilder Balter Partners, LLC (15%),New York State United Teachers Association (15%),

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
Hawthorne
1 Skyline Drive	1980	20,400	99.0	330	307	0.07	16.34	15.20	Kidabilities, LLC & Speech (50%), Childtime Childcare, Inc. (49%)
2 Skyline Drive	1987	30,000	98.9	467	429	0.10	15.74	14.46	MW Samara (56%), Perini Construction (43%)
3 Skyline Drive(h)	1981	75,668	100.0	679	679	0.14	22.59	22.59	Coca-Cola Bottling Company (73%), Taro Pharmaceuticals USA, Inc. (15%), Intermec Technologies Corp. (12%)
7 Skyline Drive	1987	109,000	95.5	1,627	1,615	0.33	15.63	15.51	EM Industries, Inc. (31%), Cavalry Investments, LLC (19%), Traub Eglin Lieberman & Straus (14%)
17 Skyline Drive	1989	85,000	100.0	1,360	1,336	0.28	16.00	15.72	IBM Corporation (100%)
19 Skyline Drive	1982	248,400	100.0	4,519	4,005	0.92	18.19	16.12	IBM Corporation (100%)
Tarrytown
200 White Plains Road	1982	89,000	93.8	1,470	1,299	0.30	17.61	15.56	Allmerica Financial (17%), Dannon Company, Inc. (17%), NYS Dept. of Environmental Services (13%)
220 White Plains Road	1984	89,000	98.6	2,117	1,988	0.43	24.12	22.65	Eagle Family Foods, Inc. (17%)
White Plains
1 Barker Avenue	1975	68,000	99.0	1,672	1,609	0.34	24.84	23.90	O'Connor McGuinness Conte (19%), United Skys Realty Corp. (16%)
3 Barker Avenue	1983	65,300	100.0	1,645	1,489	0.33	25.19	22.80	Trigen Energy Corporation (56%), TNS Intersearch Corporation (10%)
50 Main Street	1985	309,000	96.8	8,652	8,119	1.76	28.93	27.14	TMP Worldwide, Inc. (15%), National Economic Research (10%)
11 Martine Avenue	1987	180,000	92.9	4,454	4,087	0.91	26.64	24.44	Salomon Smith Barney, Inc. (12%), McCarthy Fingar Donovan Et Al (11%), Morgan Stanley Dean Witter (11%)
1 Water Street	1979	45,700	83.9	774	720	0.16	20.19	18.78	AMG In-Store, Inc. (32%), Urban Dental Mgmt, Inc. (16%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,698	2,589	0.55	24.09	23.12	Affinity Healthplan, Inc. (21%), Protective Tech International (11%), AVR Realty Company (11%)
3 Executive Plaza	1987	58,000	94.9	1,421	1,295	0.29	25.82	23.53	Montefiore Medical Center (46%), City & Suburban Federal Savings Bank (22%), Allstate Insurance Company (20%)

Total New York Office		2,702,152	95.8	58,155	55,149	11.85	22.86	21.70

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	87.3	1,495	1,449	0.30	28.21	27.35	Drinker Biddle & Reath (42%), PNC Bank, NA (38%)
1055 Westlakes Drive	1990	118,487	57.9	1,521	1,329	0.31	22.17	19.37	Regus Business Centre Corp. (35%), Eximias Pharmaceutical Corp. (18%)
1205 Westlakes Drive	1988	130,265	97.6	2,685	2,570	0.55	21.12	20.21	Turner Investment Partners (30%), Oracle Corporation (30%)
1235 Westlakes Drive	1986	134,902	61.4	2,603	2,461	0.53	31.43	29.71	Ratner & Prestia (19%), Chartwell Investment Partners (15%)
DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,541	2,339	0.52	26.75	24.62	Keystone Mercy Health Plan (100%)
200 Stevens Drive	1987	208,000	100.0	5,605	5,052	1.14	26.95	24.29	Keystone Mercy Health Plan (100%)
300 Stevens Drive	1992	68,000	53.0	891	653	0.18	24.72	18.12	Hewlett Packard Company (35%)
Media
1400 Providence Road — Center I	1986	100,000	91.9	2,106	1,938	0.43	22.92	21.09	General Services Admin. (13%), Erie Indemnity Company (11%)
1400 Providence Road — Center II	1990	160,000	88.0	2,986	2,685	0.61	21.21	19.07	Barnett International (36%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
MONTGOMERY COUNTY, PENNSYLVANIA
Blue Bell
16 Sentry Parkway(h)	1988	93,093	85.4	5	5	0.00	22.96	22.96	Pharmanet, Inc. (42%), London Life Reinsurance Co. (11%), Broadwing Communications Services (10%)
18 Sentry Parkway(h)	1988	95,010	100.0	6	6	0.00	23.05	23.05	Liberty Mutual Insurance Co. (25%), Larson Allen Weishair & Co. (24%), Executive Suites, Inc. (12%)
King of Prussia
2200 Renaissance Boulevard(h)	1985	174,124	88.9	219	219	0.04	24.59	24.59	MDS Pharma Services (27%), Henkel Corporation (20%), SmithKline Beecham Corp. (12%)
Lower Providence
1000 Madison Avenue	1990	100,700	68.7	1,859	1,755	0.38	26.87	25.37	Reuters America, Inc. (42%), Seton Company (15%)
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	97.7	3,464	3,231	0.71	21.14	19.71	Ken-Crest Services (18%), Lincoln Technical Institute (18%), Ikea US General Partners, Inc. (14%), ECC Management Services (13%)
Five Sentry Parkway East	1984	91,600	100.0	1,900	1,842	0.39	20.74	20.11	Merck & Co., Inc. (77%), Selas Fluid Processing Corp. (23%)
Five Sentry Parkway West	1984	38,400	100.0	822	803	0.17	21.41	20.91	Merck & Co., Inc. (70%), David Cutler Group (30%)

Total Pennsylvania Office		1,836,025	86.9	30,708	28,337	6.26	24.00	22.52

FAIRFIELD COUNTY, CONNECTICUT
Greenwich
500 West Putnam Avenue	1973	121,250	89.0	2,911	2,753	0.59	26.98	25.51	Hachette Filipacchi Magazines (27%), McMahan Securities Co., LP (16%), Greenwich Hospital (13%), Winklevoss Consultants, Inc. (12%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
Norwalk
40 Richards Avenue	1985	145,487	92.7	3,296	3,017	0.67	24.44	22.37	South Beach Beverage Co., LLC (14%), Media Horizons, Inc. (12%)
Shelton
1000 Bridgeport Avenue	1986	133,000	100.0	2,662	2,545	0.54	20.02	19.14	William Carter Company (23%), Toyota Motor Credit Corporation (11%), Peabody Engineering Corp. (11%)
Stamford
1266 East Main Street(h)	1984	179,260	95.5	742	741	0.15	27.75	27.72	Octagon Marketing and Athlete (18%), Chilton Investment and Company, Inc. (12%)

Total Connecticut Office		578,997	94.5	9,611	9,056	1.95	24.90	23.88

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	5,413	5,242	1.10	31.93	30.92	Zuckerman Spaeder Goldstein (30%), RFE/RL, Inc. (16%), Leo A. Daly Company (13%)
1400 L Street, NW	1987	159,000	100.0	6,008	5,842	1.22	37.79	36.74	Winston & Strawn (68%)

Total District of Columbia Office		328,549	100.0	11,421	11,084	2.32	34.76	33.74

PRINCE GEORGE'S COUNTY, MARYLAND
Lanham
4200 Parliament Place	1989	122,000	99.9	2,689	2,508	0.55	22.06	20.58	Group I Software, Inc. (56%), Infinity Broadcasting Company (19%), State Farm Mutual Auto Ins. Co. (11%)

Total Maryland Office		122,000	99.9	2,689	2,508	0.55	22.06	20.58

BEXAR COUNTY, TEXAS
San Antonio
84 N.E. Loop 410	1971	187,312	94.2	2,853	2,757	0.58	16.17	15.63	KBL Cable, Inc. (27%), Chase Bank and Services, Inc. (25%), Philip Morris Mgmt. Corp. (25%)
111 Soledad	1918	248,153	63.0	1,793	1,172	0.36	11.47	7.50	City of San Antonio (12%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
COLLIN COUNTY, TEXAS
Plano
555 Republic Place(j)	1986	—	—	517	517	0.11	—	—	—
DALLAS COUNTY, TEXAS
Dallas
3030 LBJ Freeway(c)	1984	367,018	81.0	6,006	5,316	1.22	20.20	17.88	Club Corporation of America (34%)
3100 Monticello(j)	1984	—	—	1,029	1,026	0.21	—	—	—
Irving
2300 Valley View(j)	1985	—	—	840	837	0.17	—	—	—
Richardson
1122 Alma Road	1977	82,576	100.0	607	607	0.12	7.35	7.35	MCI Worldcom Network Services (100%)
HARRIS COUNTY, TEXAS
Houston
5300 Memorial(j)	1982	—	—	994	991	0.20	—	—	—
1717 St. James Place(j)	1975	—	—	652	652	0.13	—	—	—
1770 St. James Place	1973	103,689	77.8	1,180	941	0.24	14.63	11.66	—
10497 Town & Country Way(j)	1981	—	—	784	783	0.16	—	—	—
TARRANT COUNTY, TEXAS
Euless
150 West Parkway(j)	1984	—	—	402	402	0.08	—	—	—

Total Texas Office		988,748	80.2	17,657	16,001	3.58	22.26	20.17

MARICOPA COUNTY, ARIZONA
Glendale
5551 West Talavi Boulevard(j)	1991	—	—	1,299	1,299	0.26	—	—	—
Phoenix
19640 North 31st Street(j)	1990	—	—	1,227	1,227	0.25	—	—	—
Scottsdale
9060 E. Via Linda Boulevard(j)	1984	—	—	1,856	1,856	0.38	—	—	—

Total Arizona Office		—	—	4,382	4,382	0.89	—	—

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
ARAPAHOE COUNTY, COLORADO
Aurora
750 South Richfield Street(j)	1997	—	—	1,173	1,173	0.24	—	—	—
Denver
400 South Colorado Boulevard	1983	125,415	99.7	2,268	1,942	0.46	18.14	15.53	Community Health Plan (36%), State of Colorado (12%), Senter Goldfarb & Rice, LLC (11%), Wells Fargo Bank West, NA (11%)
Englewood
9359 East Nichols Avenue	1997	72,610	100.0	908	908	0.18	12.51	12.51	First Tennessee Bank, NA (100%)
5350 South Roslyn Street	1982	63,754	94.2	1,073	850	0.22	17.87	14.15	Alliance Metro Real Estate (22%), Bathgate Capital Partners, LLC (19%), Walker Parking Consultants (12%)
BOULDER COUNTY, COLORADO
Broomfield
105 South Technology Court	1997	37,574	100.0	567	567	0.12	15.09	15.09	Sun Microsystems, Inc. (100%)
303 South Technology Court-A	1997	34,454	0.0	306	306	0.06	—	—	—
303 South Technology Court-B	1997	40,416	0.0	360	360	0.07	—	—	—
Louisville
248 Centennial Parkway	1996	39,266	72.0	525	518	0.11	18.57	18.32	Walnut Brewery, Inc. (59%)
1172 Century Drive	1996	49,566	100.0	662	654	0.13	13.36	13.19	nCube Corporation (40%), EDS/SHL, Inc. (22%), Aircell, Inc. (22%), RX Kinetix, Inc. (16%)
285 Century Place	1997	69,145	100.0	1,129	1,129	0.23	16.33	16.33	HBO & Company of Georgia (100%)
DENVER COUNTY, COLORADO
Denver
3600 South Yosemite	1974	133,743	100.0	1,446	1,446	0.29	10.81	10.81	M.D.C. Holdings, Inc. (100%)

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
DOUGLAS COUNTY, COLORADO
Englewood
8181 East Tufts Avenue	2001	185,254	74.5	3,575	2,100	0.73	25.90	15.22	URS Greiner (66%)
400 Inverness Parkway	1997	111,608	92.7	2,236	1,693	0.46	21.61	16.36	Cochlear Corporation (33%), HQ Global Workplaces, Inc. (16%), Compuware Corp. (13%)
67 Inverness Drive East	1996	54,280	49.1	69	63	0.01	2.59	2.36	Gericare Providers, Inc. (49%)
384 Inverness Parkway	1985	51,523	78.7	678	532	0.14	16.72	13.12	Quickpen International Corp. (35%)
5975 South Quebec Street(c)	1996	102,877	57.5	873	615	0.18	14.76	10.40	KB Home Colorado, Inc. (27%), Silicon Graphics, Inc. (13%)
Parker
9777 Mount Pyramid Court	1995	120,281	40.4	1,032	1,032	0.21	21.24	21.24	Evolving Systems, Inc. (29%), Charter Communications, LLC (11%)
EL PASO COUNTY, COLORADO
Colorado Springs
8415 Explorer	1998	47,368	100.0	617	581	0.13	13.03	12.27	Encoda Systems, Inc. (74%), URS Greiner Consultants, Inc. (22%)
1975 Research Parkway	1997	115,250	90.9	1,751	1,547	0.36	16.71	14.77	Bombardier Capital Florida, Inc. (52%), General Dynamics Govt. Systems (17%)
2375 Telstar Drive	1998	47,369	100.0	617	581	0.13	13.03	12.27	Narwhal Corporation (44%), Memorial Hospital (38%), Aerotek, Inc. (13%)
JEFFERSON COUNTY, COLORADO
Lakewood
141 Union Boulevard	1985	63,600	88.9	1,112	914	0.23	19.67	16.17	Arbitration Forums, Inc. (22%), DBA Coldwell Bankers Res. Brkg. (15%)

Total Colorado Office		1,565,353	79.8	22,977	19,511	4.69	18.43	15.65

Property Listing

Office Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c) (d)	Percentage of Total 2002 Office, Office/Flex and Industrial/Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
SAN FRANCISCO COUNTY, CALIFORNIA
San Francisco
795 Folsom Street	1977	183,445	100.0	6,501	5,731	1.32	35.44	31.24	Move.com Operations, Inc. (51%), AT&T Corp. (34%), Regus Business Centre Corp. (15%)
760 Market Street	1908	267,446	95.4	8,625	8,311	1.76	33.80	32.57	R.H. Macy & Company, Inc. (22%)

Total California Office		450,891	97.3	15,126	14,042	3.08	34.49	32.02

HILLSBOROUGH COUNTY, FLORIDA
Tampa
501 Kennedy Boulevard(j)	1982	—	—	2,067	2,067	0.42	—	—

Total Florida Office		—	—	2,067	2,067	0.42	—	—

TOTAL OFFICE PROPERTIES		21,876,256	91.5	431,909	403,440	87.96	22.75	21.30

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	61.4	294	268	0.06	7.42	6.77	Tempel Steel Company (18%), General Service Administrators (10%)
5 Terri Lane	1992	74,555	82.2	498	467	0.10	8.13	7.62	United Rentals, Inc. (22%), Vitality Foodservice, Inc. (20%), West Electronics, Inc. (12%)
Moorestown
2 Commerce Drive	1986	49,000	100.0	416	390	0.08	8.49	7.96	Computer Sciences Corporation (100%)
101 Commerce Drive	1988	64,700	100.0	336	296	0.07	5.19	4.57	Beckett Corporation (100%)
102 Commerce Drive	1987	38,400	87.5	205	199	0.04	6.10	5.92	Nelson Associates (25%), D&A Eastern Fasteners, Inc. (13%), Hewlett-Packard Company (13%), Moorestown Weightlifting Club (13%), Opex Corporation (13%), Transaction Payment Systems (13%)
201 Commerce Drive	1986	38,400	75.0	173	167	0.04	6.01	5.80	Flow Thru Metals, Inc. (25%), Franchise Stores Realty Corp. (25%), Tropicana Products, Inc. (25%)
202 Commerce Drive	1988	51,200	25.3	118	113	0.02	9.11	8.72	Standard Register Co. (25%)
1 Executive Drive	1989	20,570	100.0	218	184	0.04	10.60	8.95	Bechtel Infrastructure Corp. (57%), T.T.I. (18%)
2 Executive Drive	1988	60,800	88.1	387	350	0.08	7.22	6.53	CSI Computer Specialists, Inc. (32%), Foundations, Inc. (22%)
101 Executive Drive	1990	29,355	84.7	276	226	0.06	11.10	9.09	Bayada Nurses, Inc. (56%)
102 Executive Drive	1990	64,000	100.0	358	313	0.07	5.59	4.89	Xermis Inc. (30%), Comtrex Systems Corp. (29%), Sunday O'Brien & Syscom Elec. (21%), Schermerhorn Bros. Co. (20%)
225 Executive Drive	1990	50,600	86.2	340	323	0.07	7.80	7.41	Eastern Research, Inc. (77%)
97 Foster Road	1982	43,200	100.0	136	132	0.03	3.15	3.06	Pioneer and Company, Inc. (33%), Premier Percussion, Limited (25%), Speck Industrial Controls (25%), Colornet, Inc. (17%)
1507 Lancer Drive	1995	32,700	100.0	151	140	0.03	4.62	4.28	Tad's Delivery Service, Inc. (100%)
1510 Lancer Drive	1998	88,000	100.0	370	370	0.08	4.20	4.20	Tad's Delivery Service, Inc. (100%)
1245 North Church Street	1998	52,810	100.0	384	384	0.08	7.27	7.27	Health Ink, LLC (38%), C&L Properties, L.L.C. (35%), C&L Packaging, Inc. (27%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
1247 North Church Street	1998	52,790	100.0	461	460	0.09	8.73	8.71	Otis Elevator Company (23%), Dilks Agency, Inc. (23%), Telesciences, Inc. (17%), Spot-Coolers, Inc. (14%)
1256 North Church Street	1984	63,495	100.0	365	301	0.07	5.75	4.74	Weiler Labeling Systems, LLC (50%), James C. Anderson Associates (30%), Ketec, Inc. (20%)
840 North Lenola Road	1995	38,300	69.0	259	216	0.05	9.80	8.17	Millar Elevator Service (31%), Payroll Associates (20%), Innovasystems, Inc. (18%)
844 North Lenola Road	1995	28,670	58.6	130	124	0.03	7.74	7.38	Curbell, Inc. (34%), James J. Martin, Inc. (25%)
915 North Lenola Road	1998	52,488	100.0	271	253	0.06	5.16	4.82	Tropicana Products,Inc. (37%), Vision Realty, LLC (23%), Riley Sales, Inc. (18%), Market Place Advertising, Inc. (13%)
2 Twosome Drive	2000	48,600	100.0	391	391	0.08	8.05	8.05	Sterling Medical Services, LLC (100%)
30 Twosome Drive	1997	39,675	100.0	212	209	0.04	5.34	5.27	Hartman Cards, Inc. (28%), Commercial Office Furniture (24%), Aramark Sports Entertainment (14%), The Closet Factory (12%), C&L Packaging, Inc. (12%), Kencomm Communications (10%)
31 Twosome Drive	1998	84,200	100.0	438	438	0.09	5.20	5.20	Cort Furniture Rental Corp. (56%), Prism Color Corp. (44%)
40 Twosome Drive	1996	40,265	93.4	267	263	0.05	7.10	6.99	Neighborcare—TCI, Inc. (49%), Marconi Communications, Inc. (30%), Bellstar, Inc. (14%)
41 Twosome Drive	1998	43,050	100.0	296	295	0.06	6.88	6.85	Kit Industries, Inc. (22%), Momentum Systems, Limited (22%), DIA—Nielsen USA, Inc. (11%), Harrington Robb Company (11%), S&S Specialty Products (11%), Williams Communications (11%), Atlantic Loose Leaf Co., Inc. (11%)
50 Twosome Drive	1997	34,075	100.0	258	248	0.05	7.57	7.28	Sussex Wine Merchants (56%), Wells Fargo Alarm Services (44%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	149	149	0.03	6.90	6.90	Garlock Bearings, Inc. (100%)
MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Drive	1989	13,275	100.0	193	169	0.04	14.54	12.73	PSEG Energy Technologies, Inc. (100%)
200 Horizon Drive	1991	45,770	100.0	584	544	0.12	12.76	11.89	Shaw Facilities, Inc. (100%)
300 Horizon Drive	1989	69,780	100.0	1,054	924	0.21	15.10	13.24	State of New Jersey/DEP (50%), Lucent Technologies, Inc. (26%), Eplus Technology of PA, Inc. (14%), Stephen Gould of Pennsylvania (10%)
500 Horizon Drive	1990	41,205	100.0	586	554	0.12	14.22	13.44	Yardville National Bank (42%), Lakeview Child Center, Inc. (19%), New Jersey Builders Assoc. (14%), Diedre Moire Corp. (11%)
MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	466	438	0.09	13.31	12.51	Cisco Systems, Inc. (100%)
1340 Campus Parkway	1992	72,502	98.1	880	750	0.18	12.37	10.54	Groundwater & Environmental Services Inc. (33%), GEAC Computers, Inc. (22%), State Farm Mutual Auto Insurance (17%), Association For Retarded Citizens (11%)
1345 Campus Parkway	1995	76,300	96.0	608	574	0.12	8.30	7.84	Quadramed Corp. (24%), De Vine Corp. (16%), Medi-Hut Co., Inc. (15%), Woodcliff Academy (15%), System Sales Corporation (12%)
1433 Highway 34	1985	69,020	65.1	516	381	0.11	11.48	8.48	State Farm Mutual Insurance Co. (48%), Applied Image, Inc. (11%)
1320 Wyckoff Avenue	1986	20,336	100.0	176	168	0.04	8.65	8.26	The County of Monmouth (100%)
1324 Wyckoff Avenue	1987	21,168	100.0	221	191	0.04	10.44	9.02	Blackhawk Management Corp. (53%), Systems Fulfillment (25%), Supply Saver, Inc. (22%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	100.0	493	358	0.10	12.65	9.19	Rock-Tenn Converting Company (46%), Eizo Nanao Technologies, Inc. (38%), Onyx Waste Services, Inc. (16%)
2 Center Court	1998	30,600	99.3	348	237	0.07	11.45	7.80	Nomadic Display (36%), Electro Rent Corp. (33%), Alpine Electronics of America (30%)
11 Commerce Way	1989	47,025	100.0	540	470	0.11	11.48	9.99	Coram Alternative Site Services (56%), Gentiva Health Services (22%), D.A. Kopp & Associates, Inc. (22%)
20 Commerce Way	1992	42,540	75.9	430	415	0.09	13.32	12.85	Lodan Totowa, Inc. F/K/A Emersub (62%), Dish Network Service Corp. (14%)
29 Commerce Way	1990	48,930	100.0	524	425	0.11	10.71	8.69	ADT Security Services, Inc. (55%), Patterson Dental Supply, Inc. (23%), Fujitec America, Inc. (22%)
40 Commerce Way	1987	50,576	100.0	596	507	0.12	11.78	10.02	Thales Components Corporation (43%), Intertek Testing Services, Inc. (29%), Imagistics International, Inc. (14%), System 3R USA, Inc. (14%)
45 Commerce Way	1992	51,207	100.0	509	468	0.10	9.94	9.14	Ericsson, Inc. (52%), Woodward Clyde Consultants (27%), Oakwood Corporate Housing (21%)
60 Commerce Way	1988	50,333	93.1	532	471	0.11	11.35	10.05	Jen Mar Graphics, Inc. (27%), Dolan & Traynor Building Prod (16%), Prestige Telecom, Ltd. (14%), MDU Communications (USA), Inc. (14%), Bearings, Ltd. (12%)
80 Commerce Way	1996	22,500	100.0	297	217	0.06	13.20	9.64	Learning Stop, LLC (40%), Idexx Veterinary Services (37%), Inter-American Safety Council (12%), Haas Publishing Companies (11%)
100 Commerce Way	1996	24,600	100.0	324	237	0.07	13.17	9.63	Geri Script, LLC (34%), Minolta Business Systems, Inc. (34%), CCH Incorporated (32%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
120 Commerce Way	1994	9,024	100.0	106	101	0.02	11.75	11.19	Senior Care Centers of America (62%), Showa Tool USA, Inc. (19%), Telsource Corporation (19%)
140 Commerce Way	1994	26,881	99.5	313	300	0.06	11.70	11.22	Universal Hospital Services (36%), Advanced Image Systems, Inc. (25%), Holder Group, Inc. (13%), Alpha Testing Laboratories (13%), Dairygold (12%)

Total New Jersey Office/Flex		2,277,531	92.2	18,453	16,568	3.74	8.79	7.89

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	380	367	0.08	11.95	11.54	Eastern Jungle Gym, Inc. (27%), Bright Horizons Children's Center (21%), Phd Products, Inc. (15%), Portables Unlimited, Inc. (14%), TKV Home Textiles, Inc. (14%)
75 Clearbrook Road	1990	32,720	100.0	816	816	0.17	24.94	24.94	Evening Out, Inc. (100%)
125 Clearbrook Road(h)	2002	33,000	100.0	524	434	0.11	21.08	17.46	ADT Security Services (55%), Ademco Distribution, Inc. (45%)
150 Clearbrook Road	1975	74,900	93.5	1,088	1,023	0.22	15.54	14.61	Sportive Ventures I, LLC (24%), Philips Medical Systems, N.A. (18%), Transwestern Publications (12%)
175 Clearbrook Road	1973	98,900	96.8	1,476	1,408	0.30	15.42	14.71	Nextel of New York, Inc. (35%), Hypres, Inc. (15%)
200 Clearbrook Road	1974	94,000	99.8	1,188	1,114	0.24	12.66	11.87	Brunschwig & Fils, Inc. (39%), Proftech Corp. (20%)
250 Clearbrook Road	1973	155,000	95.1	1,358	1,285	0.28	9.21	8.72	AFP Imaging Corp. (31%), The Artina Group, Inc. (14%), Prints Plus, Inc. (13%), Conri Services, Inc. (13%)
50 Executive Boulevard	1969	45,200	97.6	360	350	0.07	8.16	7.93	MMO Music Group (55%), Board of Cooperative Ed (22%)
77 Executive Boulevard	1977	13,000	100.0	210	200	0.04	16.15	15.38	Bright Horizons Children Center (55%), Richmonds Childrens Center, Inc. (45%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
85 Executive Boulevard	1968	31,000	99.4	463	456	0.09	15.03	14.80	VREX, Inc. (49%), Westhab, Inc. (32%), Wald Optics Laboratory, Inc. (13%)
300 Executive Boulevard	1970	60,000	100.0	552	525	0.11	9.20	8.75	Princeton Ski Outlet Corp. (69%), Publishers Circulation Fulfil (31%)
350 Executive Boulevard	1970	15,400	98.8	296	277	0.06	19.45	18.21	Fujitsu Network Communication (99%)
399 Executive Boulevard	1962	80,000	100.0	1,017	975	0.21	12.71	12.19	American Banknote Holographic (72%), Game Sportswear, Ltd (28%)
400 Executive Boulevard	1970	42,200	100.0	652	599	0.13	15.45	14.19	Baker Engineering NY, Inc. (39%), Ultra Fabrics, Inc. (30%)
500 Executive Boulevard	1970	41,600	100.0	685	624	0.14	16.47	15.00	Singer Holding Corporation (36%), Thyssen Krupp Elevator Corp. (16%), Cintas Corporation (16%), Olympia Sports, Inc. (13%), Pharmacare Resources, Inc. (13%)
525 Executive Boulevard	1972	61,700	100.0	903	862	0.18	14.64	13.97	Vie De France Yamazaki, Inc. (40%), New York Blood Center, Inc. (27%)
1 Westchester Plaza	1967	25,000	100.0	308	289	0.06	12.32	11.56	British Apparel (40%), Thin Film Concepts, Inc. (20%), RS Knapp (20%), JT Lynne Representatives (20%)
2 Westchester Plaza	1968	25,000	100.0	473	464	0.10	18.92	18.56	Board of Cooperative Education (80%), Kin-Tronics (10%), Squires Productions, Inc. (10%)
3 Westchester Plaza	1969	93,500	94.6	1,277	1,241	0.26	14.44	14.03	Reveo, Inc. (51%), Fabrication Enterprises, Inc. (22%), Aramak Uniform & Career Apparel (17%)
4 Westchester Plaza	1969	44,700	99.8	636	600	0.13	14.26	13.45	Metropolitan Life Insurance (38%), E2V Technologies, Inc. (34%), Infovalue Computing, Inc. (13%)
5 Westchester Plaza	1969	20,000	77.1	325	291	0.07	21.08	18.87	Apria Healthcare, Inc. (39%), Rokonet Industries USA, Inc. (14%), BBA Project, Inc. (13%), United States Beef Purveyors (12%)
6 Westchester Plaza	1968	20,000	100.0	314	292	0.06	15.70	14.60	Pinkerton Systems Integration (28%), Xerox Corporation (28%), Game Parts, Inc. (24%), Girard Rubber Co. (13%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
7 Westchester Plaza	1972	46,200	100.0	656	651	0.13	14.20	14.09	Emigrant Savings Bank (69%), Fire End Croker Corp. (27%)
8 Westchester Plaza	1971	67,200	96.6	919	805	0.19	14.16	12.40	Mamiya America Corp. (24%), Ciba Specialty Chemicals Corp. (17%), Kubra Data Transfer, Ltd. (15%)
Hawthorne
200 Saw Mill River Road	1965	51,100	97.8	646	621	0.13	12.93	12.43	Walter DeGruyter, Inc. (21%), Team Roselli Corporation (20%), Northeast Battery & Alternators (17%), Cablevision Lightpath, Inc. (12%)
4 Skyline Drive	1987	80,600	100.0	1,379	1,328	0.28	17.11	16.48	Alstom USA, Inc. (27%), Evonyx, Inc. (23%), All Star Marketing Group, LLC (11%)
5 Skyline Drive	1980	124,022	100.0	1,615	1,615	0.33	13.02	13.02	Taro Pharmaceuticals USA, Inc. (75%), Westco Closet Corp. (20%)
6 Skyline Drive	1980	44,155	100.0	718	718	0.15	16.26	16.26	Evonyx, Inc. (73%), Anvik Corporation (27%)
8 Skyline Drive	1985	50,000	98.7	842	683	0.17	17.06	13.84	Ameriquest Mortgage Company (51%), Evonyx, Inc. (29%), Minolta Business Solutions, Inc. (20%)
10 Skyline Drive	1985	20,000	68.5	233	212	0.05	17.01	15.47	Bi-Tronic Inc/LCA Sales Corp. (51%), ENSR Corp. (17%)
11 Skyline Drive	1989	45,000	100.0	746	696	0.15	16.58	15.47	Xand Corporation (100%)
12 Skyline Drive	1999	46,850	100.0	806	634	0.16	17.20	13.53	Creative Visual Enterprises (38%), Medelec, Inc. (32%), Savin Corporation (30%)
15 Skyline Drive	1989	55,000	100.0	1,122	938	0.23	20.40	17.05	Accorda Therapeutics, Inc. (54%), Tellabs Operations, Inc. (46%)
Yonkers
100 Corporate Boulevard	1987	78,000	98.2	1,416	1,338	0.29	18.49	17.47	Montefiore Medical Center (28%), Sempra Energy Trading Corp. (13%), Emerging Health Information (12%), Genzyme Genetics Corp. (11%), Otis Elevator Company (11%)
200 Corporate Boulevard South	1990	84,000	92.5	1,331	1,301	0.27	17.13	16.74	Belmay, Inc. (32%), Montefiore Medical Center (23%), Advanced Viral Research Corp. (20%)

Property Listing

Office/Flex Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. Ft. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property as of 12/31/02(c)
4 Executive Plaza	1986	80,000	99.0	1,253	1,124	0.26	15.82	14.19	Wise Contact US Optical Corp. (35%), E&B Giftware, Inc. (22%), TT Systems, LLC (10%)
6 Executive Plaza	1987	80,000	95.8	1,276	1,249	0.26	16.65	16.30	CSC Holdings, Inc. (52%), Atlantic Bank of NY (11%)
1 Odell Plaza	1980	106,000	99.9	1,365	1,308	0.28	12.89	12.35	Sportive Ventures 2, LLC (19%), Market Dynamics Group, LLC (11%)
5 Odell Plaza	1983	38,400	99.6	625	601	0.13	16.34	15.71	Voyetra Technologies, Inc. (44%), Photo File, Inc. (34%), The New Geri Care of Yonkers (22%)
7 Odell Plaza	1984	42,600	99.6	652	645	0.13	15.37	15.20	US Postal Service (41%), TT Systems Company (24%), Bright Horizons Childrens Center (16%)

Total New York Office/Flex		2,277,747	97.8	32,901	30,959	6.70	14.84	13.96

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,154	1,098	0.23	13.11	12.48	Fuji Medical Systems USA, Inc. (100%)
500 West Avenue	1988	25,000	100.0	407	351	0.08	16.28	14.04	American Diagnostica, Inc. (43%), Lead Trackers, Inc. (28%), Leadmasters, Inc. (19%), M Cohen and Sons Inc. (11%)
550 West Avenue	1990	54,000	100.0	916	868	0.19	16.96	16.07	Lifecodes Corp. (68%), Davidoff of Geneva (CT), Inc. (32%)
600 West Avenue	1999	66,000	100.0	826	795	0.17	12.52	12.05	P.Kaufmann, Inc. (100%)
650 West Avenue	1998	40,000	100.0	922	792	0.19	23.05	19.80	Davidoff of Geneva (CT), Inc. (100%)

Total Connecticut Office/Flex		273,000	100.0	4,225	3,904	0.86	15.48	14.30

TOTAL OFFICE/FLEX PROPERTIES		4,828,278	95.3	55,579	51,431	11.30	12.12	11.21

Property Listing

Industrial/Warehouse Properties

Property Location	Year Built	Net Rentable Area (Sq. Ft.)	Percentage Leased as of 12/31/02 (%)(a)	2002 Base Rent ($000's)(b)(c)	2002 Effective Rent ($000's)(c)(d)	Percentage of Total 2002 Office, Office/Flex and Industrial/ Warehouse Base Rent (%)	2002 Average Base Rent Per Sq. ($)(c)(e)	2002 Average Effective Rent Per Sq. Ft. ($)(c)(f)	Tenants Leasing 10% or More of Net Rentable Area Per Property Ft. as of 12/31/02(c)
WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	72	72	0.01	10.91	10.91	JP Trucking Service Center, Inc. (100%)
2 Warehouse Lane	1957	10,900	96.3	64	53	0.01	6.10	5.05	Fit Snacks, LLC. (55%), Teleport Communications Group (41%)
3 Warehouse Lane	1957	77,200	100.0	290	279	0.06	3.76	3.61	United Parcel Service (100%)
4 Warehouse Lane	1957	195,500	100.0	1,988	1,936	0.40	10.17	9.90	San Mar Laboratories, Inc. (63%), Westinghouse Air Brake Co., Inc. (14%), Bombardier Mass Transit Corp. (11%)
5 Warehouse Lane	1957	75,100	89.3	810	712	0.16	12.08	10.62	Nestle Waters North America (48%), Chamart Exclusives, Inc. (16%), Mallory Kotzen Tire Company (11%)
6 Warehouse Lane	1982	22,100	100.0	512	510	0.10	23.17	23.08	Conway Central Express (100%)

Total Industrial/Warehouse Properties		387,400	97.8	3,736	3,562	0.74	9.86	9.40

TOTAL OFFICE, OFFICE/FLEX, AND INDUSTRIAL/WAREHOUSE PROPERTIES		27,091,934	92.3	491,224	458,433	100.00	20.59	19.26

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring December 31, 2002 aggregating 41,438 square feet for which no new leases were signed.

(b)
Total base rent for 2002, determined in accordance with generally accepted accounting principles ("GAAP"). Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant's proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)
Excludes space leased by the Company.

(d)
Total base rent for 2002 minus total 2002 amortization of tenant improvements, leasing commissions and other concessions and costs, determined in accordance with GAAP

(e)
Base rent for 2002 divided by net rentable square feet leased at December 31, 2002. For those properties acquired or placed in service during 2002, amounts are annualized, as per Note h.

(f)
Effective rent for 2002 divided by net rentable square feet leased at December 31, 2002. For those properties acquired or placed in service during 2002, amounts are annualized, as per Note h.

(g)
Calculation based on square feet in service as of December 31, 2002.

(h)
As this property was acquired or placed in service by the Company during 2002, the amounts represented in 2002 base rent and 2002 effective rent reflect only that portion of the year during which the Company owned or placed the property in service. Accordingly, these amounts may not be indicative of the property's full year results. For comparison purposes, the amounts represented in 2002 average base rent per sq. ft. and 2002 average effective rent per sq. ft. for this property have been calculated by taking 2002 base rent and 2002 effective rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at December 31, 2002. These annualized per square foot amounts may not be indicative of the property's results had the Company owned or placed such property in service for the entirety of 2002.

(i)
Property is excluded from weighted average percentage leased as it was an in-service development property as of December 31, 2002. Had these properties been included, weighted average percentage leased for total office, office/flex, and industrial/warehouse properties would be 90.7 percent.

(j)
The property was sold by the Company in 2002.

Significant Tenants

        The following table sets forth a schedule of the Company's 20 largest tenants for the Consolidated Properties as of December 31, 2002, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($)(a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
AT&T Wireless Services	2	9,856,447	2.0	395,955	1.6	2007	(b)
Donaldson, Lufkin & Jenrette Securities Corp.	1	8,382,273	1.7	271,953	1.1	2012	(c)
AT&T Corporation	3	7,395,575	1.5	455,064	1.9	2009	(d)
Keystone Mercy Health Plan	2	7,124,001	1.4	303,149	1.2	2015
Prentice-Hall Inc.	1	6,744,495	1.4	474,801	2.0	2014
IBM Corporation	3	6,250,705	1.3	353,617	1.5	2007	(e)
Nabisco Inc.	3	6,066,357	1.2	340,746	1.4	2006	(f)
American Institute of Certified Public Accountants	1	5,817,181	1.2	249,768	1.0	2012
Forest Laboratories Inc.	2	5,733,035	1.2	166,405	0.7	2017	(g)
Waterhouse Securities, Inc.	1	5,379,282	1.1	184,222	0.8	2015
Toys "R' Us—NJ, Inc.	1	5,342,672	1.1	242,518	1.0	2012
Allstate Insurance Company	9	5,247,116	1.1	233,858	1.0	2009	(h)
CMP Media Inc.	1	4,817,298	1.0	237,274	1.0	2014
Winston & Strawn	1	4,564,799	0.9	108,100	0.4	2005
National Financial Services	1	4,346,765	0.9	112,964	0.5	2012
Dean Witter Trust Company	1	4,319,508	0.9	221,019	0.9	2008
Morgan Stanley Dean Witter, Inc.	5	4,124,719	0.8	163,253	0.7	2010	(i)
Move.com Operations, Inc.	1	3,986,514	0.8	94,917	0.4	2006
Garban LLC	1	3,848,834	0.8	135,077	0.5	2017
KPMG, LLP	2	3,604,132	0.7	134,585	0.6	2012	(j)

Totals		112,951,708	23.0	4,879,245	20.2

(a)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
12,150 square feet expire September 2004; 345,799 square feet expire March 2007; 38,006 square feet expire June 2007.

(c)
190,000 square feet expire October 2011; 81,953 square feet expire January 2012.

(d)
63,278 square feet expire May 2004; 4,786 square feet expire October 2007; 387,000 square feet expire January 2009.

(e)
20,218 square feet expire January 2005; 85,000 square feet expire December 2005; 248,399 square feet expire December 2007.

(f)
300,378 square feet expire December 2005; 40,368 square feet expire March 2006.

(g)
22,785 square feet expire August 2010; 143,620 square feet expire August 2017.

(h)
4,398 square feet expire January 2004; 36,305 square feet expire January 2005; 23,024 square feet expire October 2005; 22,444 square feet expire July 2006; 6,108 square feet expire August 2006; 70,517 square feet expire June 2007; 59,562 square feet expire April 2008; 11,500 square feet expire April 2009.

(i)
7,500 square feet expire September 2003; 18,539 square feet expire April 2005; 85,151 square feet expire February 2008; 19,500 square feet expire June 2008; 7,000 square feet expire October 2009; 25,563 square feet expire January 2010.

(j)
57,204 square feet expire July 2007; 77,381 square feet expire September 2012.

Schedule of Lease Expirations

All Consolidated Properties

        The following table sets forth a schedule of lease expirations for the total of the Company's office, office/flex, industrial/warehouse and stand-alone retail properties, included in the Consolidated Properties, beginning January 1, 2003, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)		Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003	389	2,008,423		8.3	37,447,334	18.65	7.6
2004	373	2,450,789		10.1	47,324,713	19.31	9.6
2005	428	3,355,492		13.9	63,241,145	18.85	12.9
2006	342	2,880,818		11.9	59,335,987	20.60	12.1
2007	304	2,512,953		10.4	54,323,870	21.62	11.0
2008	182	2,304,298		9.5	42,402,909	18.40	8.6
2009	94	1,561,127		6.5	29,037,436	18.60	5.9
2010	103	1,293,024		5.4	26,285,928	20.33	5.4
2011	77	1,496,992		6.2	35,714,480	23.86	7.3
2012	59	1,549,113		6.4	35,863,612	23.15	7.3
2013	41	769,718		3.2	15,477,689	20.11	3.2
2014 and thereafter	37	1,982,736		8.2	44,761,472	22.58	9.1

Totals/Weighted Average	2,429	24,165,483	(e)	100.0	491,216,575	20.33	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of December 31, 2002.

(c)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring December 31, 2002 aggregating 41,438 square feet and representing annualized rent of $915,033 for which no new leases were signed.

(e)
Reconciliation to Company's total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	24,165,483
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments	526,817
Square footage unleased	2,416,934

Total net rentable square footage (does not include land lease or not-in-service properties)	27,109,234

Schedule of Lease Expirations

Office Properties

        The following table sets forth a schedule of lease expirations for the office properties beginning January 1, 2003, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)(d)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003	323	1,503,824	7.8	32,301,485	21.48	7.5
2004	306	1,842,692	9.6	40,207,888	21.82	9.3
2005	323	2,496,059	13.0	53,271,114	21.34	12.4
2006	290	2,388,191	12.4	52,842,357	22.13	12.3
2007	241	1,906,566	9.9	46,669,470	24.48	10.8
2008	141	1,729,372	9.0	37,080,717	21.44	8.6
2009	69	1,280,374	6.7	25,618,284	20.01	5.9
2010	78	935,810	4.9	20,671,863	22.09	4.8
2011	63	1,288,363	6.7	32,785,685	25.45	7.6
2012	45	1,373,146	7.2	33,363,903	24.30	7.7
2013	28	637,458	3.3	13,824,173	21.69	3.2
2014 and thereafter	26	1,810,223	9.5	42,226,056	23.33	9.9

Totals/Weighted Average	1,933	19,192,078	100.0	430,862,995	22.45	100.0

(a)
Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month office tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of December 31, 2002.

(c)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(d)
Includes leases expiring December 31, 2002 aggregating 41,438 square feet and representing annualized rent of $915,033 for which no new leases were signed.

Schedule of Lease Expirations

Office/Flex Properties

        The following table sets forth a schedule of lease expirations for the office/flex properties beginning January 1, 2003, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003	65	496,323	10.8	5,069,710	10.21	9.0
2004	59	415,277	9.1	4,789,505	11.53	8.5
2005	102	837,505	18.3	9,762,248	11.66	17.4
2006	52	492,627	10.8	6,493,630	13.18	11.6
2007	59	591,087	12.9	7,447,650	12.60	13.3
2008	40	497,723	10.9	5,032,529	10.11	9.0
2009	23	262,958	5.7	3,241,012	12.33	5.8
2010	25	357,214	7.8	5,614,065	15.72	10.0
2011	14	208,629	4.6	2,928,795	14.04	5.2
2012	14	175,967	3.8	2,499,709	14.21	4.4
2013	6	77,024	1.7	994,845	12.92	1.8
2014 and thereafter	10	164,513	3.6	2,330,416	14.17	4.0

Totals/Weighted Average	469	4,576,847	100.0	56,204,114	12.28	100.0

(a)
Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month office/flex tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of December 31, 2002.

(c)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Schedule of Lease Expirations

Industrial/Warehouse Properties

        The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning January 1, 2003, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)(b)	Annualized Base Rental Revenue Under Expiring Leases ($)(c)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2003	1	8,276	2.2	76,139	9.20	2.0
2004	7	183,520	48.4	2,132,320	11.62	56.9
2005	3	21,928	5.8	207,783	9.48	5.5
2007	4	15,300	4.0	206,750	13.51	5.5
2008	1	77,203	20.3	289,663	3.75	7.7
2009	2	17,795	4.7	178,140	10.01	4.8
2013	7	55,236	14.6	658,671	11.92	17.6

Totals/Weighted Average	25	379,258	100.0	3,749,466	9.89	100.0

(a)
Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.

(b)
Excludes all unleased space as of December 31, 2002.

(c)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rent revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

        The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning January 1, 2003, assuming that none of the tenants exercise renewal options:

Year Of Expiration	Number Of Leases Expiring(a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($)(b)	Average Annual Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)
2004	1	9,300	53.8	195,000	20.97	48.8
2014 & thereafter	1	8,000	46.2	205,000	25.63	51.2

Totals/Weighted Average	2	17,300	100.0	400,000	23.12	100.0

(a)
Includes stand-alone retail property tenants only.

(b)
Annualized base rental revenue is based on actual December 2002 billings times 12. For leases whose rent commences after January 1, 2003, annualized base rental revenue is based on the first full month's billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

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  Exhibit 99.1
FOURTH QUARTER 2002 Supplemental Operating and Financial Data
INDEX
I. COMPANY BACKGROUND
I. COMPANY BACKGROUND About the Company
Board of Directors
Executive Officers
Equity Research Coverage
Company Contact Information
II. FINANCIAL HIGHLIGHTS Quarterly/Annual Summary
Acquisitions
Development
Property Sales
Financing Activity
Leasing Information
Information About FFO
Key Financial Data
Same Store Results and Analysis (dollars in thousands)
Unconsolidated Joint Ventures Summary (dollars in thousands) Breakdown of Unconsolidated Joint Ventures
Unconsolidated Joint Venture Financial Information
Select Financial Ratios
Debt Analysis (as of December 31, 2002)
Debt Breakdown (dollars in thousands)
Future Repayments (dollars in thousands)
Debt Maturities (dollars in thousands)
Debt Detail (dollars in thousands)
III. FINANCIAL STATEMENTS
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statements of Operations (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Balance Sheets (in thousands, except per share amounts)
Mack-Cali Realty Corporation and Subsidiaries Consolidated Statement of Changes in Stockholders' Equity For the year ended December 31, 2002 (in thousands)(unaudited)
Statements of Funds from Operations and Cash Available for Distribution (in thousands, except per share/unit amounts)
Statements of Funds from Operations Per Diluted Share and Cash Available for Distribution Per Diluted Share (Amounts are per diluted share, except share count in thousands) (unaudited)
Reconciliation of Basic-to-Diluted Shares/Units (in thousands)
IV. VALUE CREATION PIPELINE
IV. VALUE CREATION PIPELINE Operating Property Acquisitions (dollars in thousands)
Properties Commencing Initial Operations (dollars in thousands)
Acquisition Property Profile
Summary of Development Properties in Lease-Up (dollars in thousands)
Summary of Land Parcels
Rental Property Sales (dollars in thousands)
V. PORTFOLIO/ LEASING STATISTICS
V. PORTFOLIO/ LEASING STATISTICS Leasing Statistics (For the three months ended December 31, 2002) Consolidated In-Service Portfolio(a) SUMMARY OF SPACE LEASED
Market Diversification
Industry Diversification
Consolidated Portfolio Analysis(a) (as of December 31, 2002) Breakdown by Number of Properties PROPERTY TYPE
Consolidated Portfolio Analysis(a) (as of December 31, 2002) Breakdown by Square Footage PROPERTY TYPE
Consolidated Portfolio Analysis(a) (Year ended December 31, 2002) Breakdown by Base Rental Revenue(b) (Dollars in thousands) PROPERTY TYPE
Consolidated Portfolio Analysis (a) (b) (c) (as of December 31, 2002) Breakdown by Percentage Leased PROPERTY TYPE
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing
Office Properties
Property Listing Office/Flex Properties
Property Listing Industrial/Warehouse Properties
Significant Tenants
Schedule of Lease Expirations All Consolidated Properties
Schedule of Lease Expirations Office Properties
Schedule of Lease Expirations Office/Flex Properties
Schedule of Lease Expirations Industrial/Warehouse Properties